UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2023

Date of reporting period: December 31, 2023

Item 1:	Reports to Stockholders

 Semi-Annual Report

   December 31, 2023

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

ESG Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

 Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

February 5, 2024

Dear Fellow Shareholders:

2023 was a solid year for global equities, as investors looked forward to the end of the Federal Reserve tightening cycle amidst a resilient U.S. economy. After a year of spectacular returns for technology stocks, highlighted by the “Magnificent Seven,” we expect a broadening of participation in equity gains in 2024.

Economic Summary

The U.S. economy enters 2024 on a solid footing. Supply chains have largely normalized; labor markets are becoming less tight; inflation continues to recede; and consumer spending remains resilient. Not only did the economy avert a widely-predicted recession in 2023, but it also grew faster than it did in the previous year – at least in real GDP terms. The Atlanta Fed’s GDPNow model projects fourth quarter 2023 real GDP growth of +2.3%, bringing full-year growth to +2.5% year over year versus +1.9% in 2022. The more dire predictions for 2023 failed to materialize due to some fortuitous developments. A continued recovery in immigration helped the labor force grow by 2.8 million (putting it 1.4 million above its historical trend), thus halting a wage-price spiral. The regional banking crisis also did not broaden into a credit crunch. In addition, atypical pro-cyclical fiscal stimulus boosted GDP, and consumers did not skip a beat by tapping excess savings and credit to sustain spending. However, the surging personal debt, at very high interest rates, could soon become a headwind rather than a tailwind. Also, some of these 2023 tailwinds will dissipate in the year ahead, just as the full effects of restrictive monetary policy set in, resulting in softer growth in 2024. But how soft?

Admittedly, soft and hard landings typically follow similar paths until the lagged effects of monetary tightening hit the labor market (which responds slowly to policy changes). Further, in addition to the different time lags, the actual size and scope of the response to monetary policy varies widely. Also, while many leading indicators have continued to signal an imminent recession, the historical lag between the first rate hike (or even the yield curve inversion) put a recession in play through 2025. The bottom line is the economy is not out of the woods yet, following the most aggressive monetary tightening cycle in decades, and is especially vulnerable to a shock. Yet, there are undeniable positives. The recent uptick in productivity is encouraging and remains the critical factor driving real GDP growth potential, while keeping a lid on inflation. Plus, higher-end consumers still have excess cash to spend; private credit is filling the gaps left by weakening bank loan growth; inventory destocking is less of a drag; and the outlook for single-family housing is improving.

The Federal Reserve surprised financial markets in December by pivoting from a hawkish hold to a dovish bias. The “dot plot” now signals three 25-basis point fed funds rate cuts in 2024 based on a median PCE inflation forecast of +2.4% at year end. Monetary policymakers seem comforted by the recent pace of disinflation. However, we should be mindful that even if the Fed stays put on rates, monetary policy will become incrementally more restrictive on a real basis as inflation continues to ebb. Which is not to mention the added tightening tied to the Fed’s ongoing balance sheet reduction. Naturally, investors, previously braced for “higher-for-longer” rates, swung eagerly on the Fed’s dovish (or less hawkish) pivot and are currently interpreting three cuts as six, with the first coming in midyear. The easier (market-driven) financial conditions that have followed could lift economic growth, but therein lies the rub. Higher demand might also cause inflation pressures to reemerge, putting the Fed back on the offensive and making a soft landing less likely.

Overseas economies are generally struggling, particularly the Euro Area, which is teetering on the brink of a technical recession, after bouncing along the bottom over the last four quarters. Given the slump in economic growth, the European Central Bank (ECB) likely pushed through its final rate hike last September. While growth is likely to remain tepid, at best, improving real disposable incomes, excess savings, and resilient labor markets should support consumer spending, keeping a recession relatively shallow if one occurs at all. In China, we anticipate the post-pandemic decelerating trend to continue into 2024. Consumption, a key growth driver, will moderate as the reopening effects fade, and investment growth will likely remain stable or slightly improve, partially reflecting policy support. We also expect growth to slow in Japan after a relatively solid year in 2023, as the services recovery that sustained growth since early 2022 has run its course. An inflation-burdened consumer and embattled manufacturing sector may not sufficiently take up the baton.

Equity Strategy

Global stocks posted exceptionally strong returns in 2023, aided by a broad-based rally in the final two months of the year. Still-high economic uncertainty, elevated policy/geopolitical risks, and “fair” equity valuations support our quality bias amidst a better environment for stock pickers in 2024.

Investors piled into U.S. stocks in the final two months of 2023, with about $96 billion flowing into U.S. equity mutual funds and ETFs in November and December. According to the American Association of Individual Investors (AAII) Investor Sentiment Survey, retail investor sentiment also swung from “panic” in early November to “euphoria” by mid-December, although the AAII survey often is used as a contrarian indicator. As for institutional investors, the NAAIM Exposure Index shows that active portfolio managers progressively increased risk exposure in November and December, before paring back in the year’s final week. Overbought technical

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

conditions and elevated sentiment imply stocks are susceptible to profit-taking or at least a pause in the near term, as investors digest recent gains. Looking further out, we expect the U.S. presidential election will undoubtedly add to already-elevated economic, policy, and geopolitical uncertainty. On average, the S&P 500® Index has historically moved sideways in the first half of a presidential election year but rallied in the second to deliver a +6.9% annual return. But the 2024 election promises to be anything but average.

The spectacular performance of the “Magnificent Seven” (M7) stocks (i.e., Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, and Tesla) dominated headlines over the past year, and we suspect those companies will continue to garner a lot of investor attention in the year ahead. While valuations for the M7 stocks have moved well above market averages, it is important to note that earnings growth has been a key basis for investor enthusiasm, as the group grew earnings by over +40% year over year, on average. In contrast, overall S&P 500® earnings decelerated to low-single-digit growth in 2023. Yet, we believe that elevated valuations and more difficult earnings comparisons for the M7 stocks relative to the rest of the market may set the stage for broader equity gains in 2024. We generally maintain positions in the most attractive M7 stocks but also see compelling opportunities in other technology segments, including semiconductors, software/services, and cybersecurity. In addition to technology, we expect early cycle and rate-sensitive sectors to fare well in the year ahead. Transportation companies, for example, have been struggling with excess customer inventories and cost pressures, but pricing has remained solid, and the freight backdrop is set to rebound in 2024. Sentiment is also broadly improving for financial stocks. Given pent-up demand for initial public offerings, debt issuance, and M&A, we see the most attractive opportunities for a strong rebound in capital markets businesses. We are emphasizing segments such as property and casualty companies and broad financial services.

Due to several factors, dividend-paying stocks produced their weakest relative returns in years, especially against the AI-driven rally that pushed the M7 and other non-dividend-paying tech stocks much higher in 2023. Looking ahead, we see an emerging backdrop that has historically led to solid relative performance for high-quality dividend-paying growth stocks. Key elements of our forecast include modest economic growth, lower interest rates (including fed funds rate cuts), and the likelihood of an increase in market volatility from the exceptionally low levels at present. In addition to the groups noted above, we see attractive growth and income opportunities in diverse areas, such as energy, P&C insurance, drug distributors, and select pharmaceutical companies. The sharp rise in interest rates in 2023 provided stiff competition for dividend payers from bonds, particularly for slower growth “bond proxies,” including utilities, consumer staples, and REITs. While we prefer “growthier” stocks, these low-beta sectors are cheap insurance against market volatility or a severe recession and offer modest earnings growth, well-above-average dividend yields, and attractive valuations.

For international portfolios, we generally remain cautious on Europe, as tepid economic growth will constrain company earnings growth, although there are select opportunities in industrials, health care, and technology. In emerging markets, we are positive on South Korea, Singapore, India, Australia, Mexico, and Brazil. Chinese equities derated in 2023 owing to disappointing economic growth and rising geopolitical tensions. Although Chinese stocks currently trade at highly depressed valuations, we remain highly selective until there is more clarity on economic growth catalysts, which may take some time. Overall, we believe emerging market stocks are attractively valued, with the MSCI Emerging Market Index trading at the low end of its historical range relative to the MSCI USA Index. Still, underlying corporate earnings prospects are highly variable, making country emphasis and stock selection critical in the year ahead.

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2023	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

Fund Performance

The Sit Balanced Fund’s return for the 6-month period ended December 31, 2023 was +8.39%. The S&P 500® Index return was +8.04% over the period, while the Bloomberg Aggregate Bond Index increased +3.37%.

Factors that Influenced the Fund’s Performance

For the 6-month period ended December 31, 2023, returns for the fixed income portion of the Fund outperformed the Bloomberg Aggregate Bond Index. The fixed income portfolio primarily benefitted from its income advantage during the period, while price increases in the bond holdings also outpaced the price return of the index. Corporate bonds were the best performing sector during the period, as declining inflation and strong economic growth pushed recession fears lower and drove strong returns from credit-sensitive sectors. Mortgage pass-through securities struggled during the period despite their income advantage, as their lower overall interest rate sensitivity resulted in mortgage securities not keeping up with other sectors as bond prices rose. The outperformance in the equity portion of the Fund during the period was driven heavily by strong stock selection in the technology services and electronic technology sectors, combined with an underweight position in the lagging consumer durables sector. Key holdings included Broad-com, Intuit, Salesforce, and Lululemon Athletic. Conversely, an underweight position in the finance sector and negative stock selection in the consumer non-durables sector detracted from performance.

Outlook and Positioning

The yield curve twisted during the 6-month period. Interest rates on securities inside of six months to maturity increased, in conjunction with the last increase to the federal funds target rate in July, while 10+ year maturity interest rates rose modestly. This was in stark contrast to a drop in interest rates for intermediate maturity bonds, as the apparent end to the Federal Reserve’s rate hiking cycle resulted in a shift in sentiment. Looking ahead, investors now believe that the rapidly declining inflation picture means the next likely change in the fed funds rate will be a cut rather than another hike. We believe the large gap between the current rate target of 5.25% to 5.50% and core inflation of closer to 2.5% gives the Fed ample room to eventually cut rates, while remaining restrictive to keep inflation subdued. We now expect the Fed may successfully engineer a short, shallow recession or a “soft landing,” characterized by continued economic growth and inflation within 0.5% of their 2% target. As such, we have maintained an overweight to spread-sensitive sectors, which should outperform in a growing economy. We expect banks, in particular, to outperform, as the yield curve reverts to its normal upward-sloping shape. Overall, for 2024, we expect the fixed income

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Aggregate Bond Index is an unmanaged market value weighted index which measures the performance of investment grade debt securities with maturities of at least one year. It is not possible to invest directly in an index. This is the primary index for the fixed income portion of the Fund.

portion of the portfolio’s yield advantage to drive outperformance, regardless of the change in the level of interest rates or the shape of the yield curve. In the equity portion of the Fund, we have maintained a large overweight position in technology companies that should benefit from secular trends, such as artificial intelligence, cloud spending, and Big Data. Additionally, we are looking to selectively grow our exposure to early-stage cyclicals, such as producer manufacturing, which should benefit more than the market as economic growth improves during 2024.

As of December 31, 2023, the asset allocation of the Fund was 63.2% equity, 32.7% fixed income, and 4.1% cash and equivalents.

Roger J. Sit

Bryce A.

Doty Ronald D. Sit

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2023

	Sit Balanced Fund	S&P 500® Index[1]	Bloomberg Aggregate Bond Index[2]

Six Month	8.39%	8.04%	3.37%

One Year	22.64	26.29	5.53

Five Year	10.63	15.69	1.10

Ten Year	8.28	12.03	1.81

Since Inception (12/31/93)	7.37	10.14	4.41

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Aggregate Bond Index is an unmanaged market value weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/23:	$30.83 Per Share

Net Asset Value 6/30/23:	$28.76 Per Share

Net Assets:	$55.9 Million

TOP HOLDINGS

Top Equity Holdings:

1. Microsoft Corp.

2. Apple, Inc.

3. Alphabet, Inc.

4. NVIDIA Corp.

5. Broadcom, Inc.

Top Fixed Income Holdings:

1. U.S. Treasury Notes, 4.50%, 11/15/33

2. Federal National Mortgage Association, 6.00%, 10/1/53

3. Federal National Mortgage Association, 4.50%, 9/1/52

4. Federal National Mortgage Association, 4.50%, 7/1/52

5. JP Morgan Mortgage Trust, 5.00%, 7/25/52

Based on net assets as of December 31, 2023.

FUND DIVERSIFICATION

Based on net assets as of December 31, 2023.

DECEMBER 31, 2023	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit Balanced Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 63.2%

Consumer Durables - 0.3%
YETI Holdings, Inc. *	3,500	181,230

Consumer Non-Durables - 2.2%
Constellation Brands, Inc.	2,750	664,813
Mondelez International, Inc.	3,400	246,262
PepsiCo, Inc.	1,825	309,958

		1,221,033

Consumer Services - 2.1%
McDonald’s Corp.	1,450	429,939
Visa, Inc.	2,800	728,980

		1,158,919

Electronic Technology - 13.4%
Apple, Inc.	13,700	2,637,661
Applied Materials, Inc.	2,600	421,382
Arista Networks, Inc. *	765	180,165
Broadcom, Inc.	1,485	1,657,631
NVIDIA Corp.	4,025	1,993,260
Palo Alto Networks, Inc. *	1,835	541,105

		7,431,204

Energy Minerals - 1.5%
ConocoPhillips	5,775	670,304
Shell, PLC, ADR	2,400	157,920

		828,224

Finance - 3.4%
Ameriprise Financial, Inc.	1,150	436,805
Chubb, Ltd.	1,400	316,400
Goldman Sachs Group, Inc.	1,600	617,232
JPMorgan Chase & Co.	2,925	497,542

		1,867,979

Health Services - 3.0%
Centene Corp. *	2,475	183,670
HCA Healthcare, Inc.	850	230,078
UnitedHealth Group, Inc.	2,450	1,289,851

		1,703,599

Health Technology - 4.0%
Abbott Laboratories	3,550	390,749
Dexcom, Inc. *	5,260	652,713
Gilead Sciences, Inc.	3,925	317,964
Johnson & Johnson	1,250	195,925
Thermo Fisher Scientific, Inc.	1,200	636,948

		2,194,299

Industrial Services - 0.8%
Cheniere Energy, Inc.	2,750	469,453

Process Industries - 1.5%
Linde, PLC	1,225	503,120
Sherwin-Williams Co.	1,000	311,900

		815,020

Producer Manufacturing - 5.2%
Aptiv, PLC *	2,375	213,085
General Dynamics Corp.	700	181,769
Honeywell International, Inc.	1,450	304,079
Motorola Solutions, Inc.	1,400	438,326

Name of Issuer	Quantity	Fair Value ($)

Northrop Grumman Corp.	375	175,552
Parker-Hannifin Corp.	1,350	621,945
Safran SA, ADR	11,550	509,701
Siemens AG, ADR	5,175	484,069

		2,928,526

Retail Trade - 6.5%
Amazon.com, Inc. *	9,700	1,473,818
Home Depot, Inc.	1,825	632,454
Lululemon Athletica, Inc. *	885	452,492
Netflix, Inc. *	460	223,965
TJX Cos., Inc.	5,100	478,431
Ulta Beauty, Inc. *	795	389,542

		3,650,702

Technology Services - 17.2%
Accenture, PLC	2,025	710,593
Adobe, Inc. *	810	483,246
Alphabet, Inc. - Class A *	12,400	1,732,156
Alphabet, Inc. - Class C *	4,100	577,813
Atlassian Corp. *	1,050	249,753
Autodesk, Inc. *	1,275	310,437
Dynatrace, Inc. *	4,250	232,433
Intuit, Inc.	1,200	750,036
Meta Platforms, Inc. *	635	224,765
Microsoft Corp.	7,800	2,933,112
Paycom Software, Inc.	600	124,032
Salesforce, Inc. *	3,650	960,461
ServiceNow, Inc. *	560	395,634

		9,684,471

Transportation - 1.7%
FedEx Corp.	1,775	449,022
Union Pacific Corp.	2,050	503,521

		952,543

Utilities - 0.4%
NextEra Energy, Inc.	4,140	251,464

Total Common Stocks (cost: $17,065,145)		35,338,666

Name of Issuer	Principal Amount ($)	Fair Value ($)

Bonds – 29.1%

Asset-Backed Securities - 0.3%

Small Business Administration:
2008-20A 1, 5.17%, 1/1/28	10,230	10,104
2007-20H 1, 5.78%, 8/1/27	9,396	9,326

Towd Point Mortgage Trust:
2020-MH1 A1A, 2.18%, 2/25/60 1, [4]	64,815	61,679
2019-MH1 A2, 3.00%, 11/25/58 1, [4]	100,000	98,252

		179,361

Collateralized Mortgage Obligations - 6.3%

Chase Home Lending Mortgage Trust:
2023-6 A2, 6.00%, 6/25/54 1, [4]	147,071	147,421

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Fair Value ($)

Fannie Mae:
2017-84 JP, 2.75%, 10/25/47	16,745	14,835
2003-34 A1, 6.00%, 4/25/43	22,695	22,922
2004-T1 1A1, 6.00%, 1/25/44	13,645	13,842
1999-17 C, 6.35%, 4/25/29	3,965	3,996
2001-82 ZA, 6.50%, 1/25/32	6,552	6,635
2009-30 AG, 6.50%, 5/25/39	23,942	24,990
2013-28 WD, 6.50%, 5/25/42	21,594	23,021
2004-T1 1A2, 6.50%, 1/25/44	34,832	35,656
2004-W9 2A1, 6.50%, 2/25/44	23,398	23,852
2010-108 AP, 7.00%, 9/25/40	290	302
2004-T3 1A3, 7.00%, 2/25/44	4,774	4,948

Freddie Mac:
5280 A, 3.50%, 1/25/50	152,570	142,693
4812 CZ, 4.00%, 5/15/48	158,446	149,906
4293 BA, 5.27%, 10/15/47 [1]	7,301	7,476
2122 ZE, 6.00%, 2/15/29	21,296	21,614
2126 C, 6.00%, 2/15/29	14,837	14,992
2480 Z, 6.00%, 8/15/32	18,095	18,345
2485 WG, 6.00%, 8/15/32	18,457	18,952
2575 QE, 6.00%, 2/15/33	7,173	7,362
2980 QA, 6.00%, 5/15/35	9,584	9,965
5354 AB, 6.00%, 5/25/49	194,669	200,359
2357 ZJ, 6.50%, 9/15/31	14,342	14,469
4520 HM, 6.50%, 8/15/45	11,954	12,817
3704 CT, 7.00%, 12/15/36	7,741	8,219
2238 PZ, 7.50%, 6/15/30	6,227	6,529

Government National Mortgage Association:
2021-86 WB, 4.74%, 5/20/51 [1]	134,236	133,183
2021-104 HT, 5.50%, 6/20/51	169,077	172,358
2021-27 AW, 5.85%, 2/20/51 [1]	183,318	192,976
2015-80 BA, 7.00%, 6/20/45 [1]	6,527	6,814
2018-147 AM, 7.00%, 10/20/48	22,396	23,706
2018-160 DA, 7.00%, 11/20/48	21,782	23,006
2014-69 W, 7.20%, 11/20/34 [1]	10,252	10,724
2013-133 KQ, 7.30%, 8/20/38 [1]	12,303	12,960
2005-74 HA, 7.50%, 9/16/35	219	222

JP Morgan Mortgage Trust:
2021-6 A4, 2.50%, 10/25/51 1, [4]	288,026	251,672
2021-13 A4, 2.50%, 4/25/52 1, [4]	258,191	225,046
2021-6 A12, 5.00%, 10/25/51 1, [4]	276,517	269,276
2021-13 A11, 5.00%, 4/25/52 1, [4]	281,143	260,643
2022-1 A11, 5.00%, 7/25/52 1, [4]	329,208	303,241
2022-2 A11, 5.00%, 8/25/52 1, [4]	311,398	288,546
2023-6 A2, 6.00%, 12/26/53 1, [4]	140,568	141,079
2023-10 A8, 6.00%, 5/25/54 1, [4]	150,000	152,990

New Residential Mortgage Loan Trust:
2018-3A A1, 4.50%, 5/25/58 1, [4]	33,126	32,009

Sequoia Mortgage Trust:
2020-4 A5, 2.50%, 11/25/50 1, [4]	39,938	35,929

Vendee Mortgage Trust:
2008-1 B, 5.80%, 3/15/25 [1]	6,183	6,275

Wells Fargo Mortgaged Backed Securities Trust:
2020-5 A3, 2.50%, 9/25/50 1, [4]	32,506	29,121

		3,527,894

Name of Issuer	Principal Amount ($)	Fair Value ($)

Corporate Bonds - 11.2%
American Tower Trust, 5.49%, 3/15/28 [4]	150,000	152,258
Bank of America Corp., 5.20%, 4/25/29 [1]	50,000	50,350
Bank of New York Mellon Corp., 6.47%, 10/25/34 [1]	175,000	194,113
Booz Allen Hamilton, Inc., 5.95%, 8/4/33	75,000	79,230
British Airways 2020-1 Class B Pass Through Trust, 8.38%, 11/15/28 [4]	39,707	41,032
Charles Stark Draper Lab., Inc., 4.39%, 9/1/48	100,000	91,004
Consolidated Edison Co. of New York, Inc., 5.90%, 11/15/53	175,000	193,205
Consumers Energy Co., 4.35%, 8/31/64	50,000	41,780
CVS Health Corp., 5.05%, 3/25/48	200,000	187,925
CVS Pass-Through Trust, 7.51%, 1/10/32 [4]	136,327	143,508
Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.63%, 7/30/27	114,005	107,421
Dow Chemical Co., 6.90%, 5/15/53	175,000	211,091
Duke Energy Florida, LLC:
2.54%, 9/1/29	42,928	40,196
2.86%, 3/1/33	120,000	105,547
Entergy Louisiana, LLC, 4.95%, 1/15/45	200,000	183,833
Equifax, Inc., 7.00%, 7/1/37	116,000	129,774
Evergy Kansas Central, Inc., 5.90%, 11/15/33	175,000	187,544
Exelon Corp., 7.60%, 4/1/32	75,000	85,270
Fairfax Financial Holdings, 7.75%, 7/15/37	150,000	163,720
First-Citizens Bank & Trust Co. (Subordinated), 4.13%, 11/13/29 [1]	175,000	168,941
GATX Corp., 6.90%, 5/1/34	175,000	192,974
Genuine Parts Co., 1.88%, 11/1/30	200,000	162,744
Georgia-Pacific, LLC, 8.88%, 5/15/31	150,000	187,044
Halliburton Co., 7.60%, 8/15/96 [4]	75,000	90,951
J M Smucker Co., 6.50%, 11/15/53	175,000	202,765
JPMorgan Chase & Co., 4.59%, 4/26/33 [1]	100,000	96,790
Kellanova, 7.45%, 4/1/31	125,000	143,394
KeyCorp, 2.55%, 10/1/29	225,000	191,607
Leidos, Inc., 7.13%, 7/1/32	50,000	54,812
Louisville Gas & Electric Co., 5.45%, 4/15/33	50,000	52,176
Lowe’s Cos., Inc., 5.85%, 4/1/63	200,000	210,371
Morgan Stanley, 5.12%, 2/1/29 [1]	100,000	100,540
Nationwide Mutual Insurance Co. (Subordinated), 3 Mo. Libor + 2.29, 7.94%, 12/15/24 1, [4]	195,000	194,808
Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13, 3.38%, 5/8/32 [1]	250,000	231,299
Polar Tankers, Inc., 5.95%, 5/10/37 [4]	93,479	96,754
SBA Tower Trust, 6.60%, 1/15/28 [4]	145,000	149,130
Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	100,000	93,907
State Street Corp., 5.16%, 5/18/34 [1]	175,000	176,639
Tennessee Gas Pipeline, LLC, 7.00%, 10/15/28	213,000	230,827
Textron, Inc., 6.10%, 11/15/33	175,000	186,863
Truist Financial Corp., 7.16%, 10/30/29 [1]	175,000	189,203
Union Electric Co., 4.00%, 4/1/48	100,000	82,094
United Airlines 2019-2 Class AA Pass Through Trust, 2.70%, 5/1/32	125,021	105,854
Unum Group, 7.25%, 3/15/28	25,000	26,639
US Bancorp, 5.78%, 6/12/29 [1]	175,000	179,924
Westlake Corp., 3.38%, 8/15/61	150,000	96,954

		6,284,805

See accompanying notes to financial statements.

DECEMBER 31, 2023	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)

Federal Home Loan Mortgage Corporation - 0.2%
7.50%, 7/1/29	43,060	44,212
8.50%, 5/1/31	47,976	49,663

		93,875

Federal National Mortgage Association - 2.9%
4.50%, 7/1/52	319,412	310,057
4.50%, 9/1/52	322,934	313,476
5.00%, 1/1/30	139,418	139,678
5.50%, 8/1/56	154,726	160,067
6.00%, 7/1/41	128,739	134,370
6.00%, 9/1/53	169,555	172,291
6.00%, 10/1/53	344,904	351,008
6.50%, 9/1/27	13,754	14,095
7.00%, 1/1/32	4,255	4,248
7.00%, 3/1/33	8,278	8,410
7.00%, 12/1/38	6,902	7,007
8.40%, 7/15/26	594	593

		1,615,300

Government National Mortgage Association - 1.8%
3.50%, 2/20/52	262,641	244,616
4.00%, 9/20/52	238,029	221,306
5.00%, 5/20/48	23,789	24,124
5.50%, 9/20/52	88,537	87,499
5.50%, 8/20/62	218,225	217,481
6.00%, 9/20/53	174,233	175,430
6.50%, 11/20/38	8,798	8,965
7.00%, 12/15/24	1,144	1,143
7.00%, 11/20/27	3,556	3,659
7.00%, 9/20/29	11,461	11,823
7.00%, 9/20/38	5,673	5,973
7.50%, 4/20/32	7,449	7,604

		1,009,623

Taxable Municipal Securities - 5.1%
Benton & Polk Sch. Dist. No. 17J G.O., 5.47%, 6/15/27	150,000	154,283
Chicago Park Dist., 2.53%, 1/1/34	235,000	189,347
CO Health Facs. Auth., 3.13%, 5/15/27	250,000	224,722
Colorado Edu. & Cultural Fac. Auth., 3.97%, 3/1/56	205,000	165,939
Coventry Local Sch. Dist., 2.20%, 11/1/29	200,000	175,064
LaGrange Co. Regional Utility Dist., 2.98%, 1/1/40	230,000	184,209
Maricopa Co. Industrial Dev. Auth., 3.50%, 7/1/44 [4]	100,000	76,182
Massachusetts Edu. Auth.:
4.00%, 1/1/32	20,000	19,552
4.41%, 7/1/34	15,000	14,681
4.95%, 7/1/38	200,000	192,980
5.95%, 7/1/44	150,000	153,890
MN Hsg. Fin. Agy., 2.31%, 1/1/27	135,000	125,894
NJ Higher Edu. Student Assit. Auth., 3.50%, 12/1/39 [8]	70,000	67,584
NY State Dormitory Auth., 2.69%, 7/1/35	200,000	161,390
Oregon State Fac. Auth., 2.68%, 7/1/31	350,000	289,170
Public Fin. Auth., 4.23%, 7/1/32	105,000	100,173
State of Connecticut G.O., 5.09%, 10/1/30	100,000	100,804
Texas Children’s Hospital, 3.37%, 10/1/29 [17]	115,000	109,624

Name of Issuer	Principal Amount ($)	Fair Value ($)

Utah Charter Sch. Fin. Auth., 2.40%, 10/15/27	205,000	189,432
VA Hsg. Dev. Auth., 2.13%, 7/25/51	1,254	952
WA State Hsg. Fin. Comm., 3.50%, 7/1/24 [4]	20,000	19,752
Wichita Falls, 1.65%, 9/1/28	145,000	128,714

		2,844,338

U.S. Treasury / Federal Agency Securities - 1.3%

U.S. Treasury - 1.3%

U.S. Treasury Bonds:
3.63%, 2/15/53	275,000	255,170
4.13%, 8/15/53	75,000	76,172
U.S. Treasury Notes 4.50%, 11/15/33	400,000	420,812

		752,154

Total Bonds (cost $17,001,574)		16,307,350

Name of Issuer	Quantity	Fair Value ($)

Investment Companies 3.6%
BlackRock Credit Allocation Income Trust	17,750	183,180
BlackRock Enhanced Government Fund	4,174	40,632
BlackRock Income Trust, Inc.	5,300	64,554
BlackRock Municipal Income Fund, Inc.	2,300	26,772
BlackRock Municipal Income Trust	2,100	21,147
BlackRock Taxable Municipal Bond Trust	10,671	173,511
DWS Municipal Income Trust	9,800	87,122
Eaton Vance California Municipal Bond Fund	1,700	15,555
First Trust Mortgage Income Fund	3,800	46,056
MFS Intermediate Income Trust	63,700	170,716
Nuveen AMT-Free Muni Credit Income Fund	20,900	247,038
Nuveen AMT-Free Quality Muni Income Fund	15,100	166,100
Nuveen Multi-Market Income Fund	13,253	78,325
Nuveen Quality Municipal Income Fund	12,500	143,125
Nuveen Taxable Municipal Income Fund	5,967	94,219
Putnam Master Intermediate Income Trust	61,000	194,590
Putnam Premier Income Trust	45,692	163,120
TCW Strategic Income Fund, Inc.	18,000	82,620

Total Investment Companies (cost: $2,137,184)		1,998,382

Short-Term Securities - 3.5%
Fidelity Inst. Money Mkt. Gvt. Fund, 5.29% (cost $1,973,150)	1,973,150	1,973,150

Total Investments in Securities - 99.4% (cost $38,177,053)		55,617,548

Other Assets and Liabilities, net - 0.6%		320,060

Net Assets - 100.0%		$55,937,608

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

*	Non-income producing security.
[1]

Variable rate security. Rate disclosed is as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of December 31, 2023 was $3,355,186 and represented 6.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At December 31, 2023, 0.1% of net assets in the Fund was invested in such securities.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

ADR — American Depositary Receipt

LLC — Limited Liability Company

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	35,338,666	—	—	35,338,666
Asset-Backed Securities	—	179,361	—	179,361
Collateralized Mortgage Obligations	—	3,527,894	—	3,527,894
Corporate Bonds	—	6,284,805	—	6,284,805
Federal Home Loan Mortgage Corporation	—	93,875	—	93,875
Federal National Mortgage Association	—	1,615,300	—	1,615,300
Government National Mortgage Association	—	1,009,623	—	1,009,623
Taxable Municipal Securities	—	2,844,338	—	2,844,338
U.S. Treasury / Federal Agency Securities	—	752,154	—	752,154
Investment Companies	1,998,382	—	—	1,998,382
Short-Term Securities	1,973,150	—	—	1,973,150
Total:	39,310,198	16,307,350	—	55,617,548

**	For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2023	9

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities and closed-end investment companies.

Fund Performance

The Sit Dividend Growth Fund Class I posted a +6.27% return during the 6-month period ended December 31, 2023, compared to the +8.04% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.99% as of 12/31/23, compared to 1.48% for the S&P 500® Index.

Factors that Influenced the Fund’s Performance

The Fund posted positive absolute returns over the 6-month period, although it underperformed the S&P500® Index. The primary reason for the underperformance was that lower beta, dividend payers lagged the overall market. Investors embraced riskier technology stocks linked to artificial intelligence (AI), such as NVIDIA and Salesforce. A second reason for trailing performance was not owning any weight loss drug (GLP-1) producers, such as Eli Lilly, which saw strong stock appreciation. Strong stock selection in the producer manufacturing sector added to returns. Key holdings here were General Dynamics, which benefitted from strong global defense spending and Gulfstream demand, and Eaton, a beneficiary of increased utility spending and the growth of electrification. An underweight position in the consumer durables sector, specifically not owning Tesla due to the stock’s expensive valuation further enhanced performance.

Outlook and Positioning

Due to several factors, dividend-paying stocks produced their weakest relative returns in years, especially against the AI-driven rally that pushed the “Magnificent Seven” and other non-dividend-paying tech stocks much higher in 2023. Looking ahead, we see an emerging backdrop that has historically led to solid relative performance for high-quality, dividend-paying growth stocks. Key elements of our forecast include modest economic growth, lower interest rates (including fed funds rate cuts), and the likelihood of an increase in stock price volatility from exceptionally low levels. In addition to technology, early cycle and rate-sensitive sectors, such as transportation and producer manufacturing should fare well in the year ahead. We also see attractive

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

growth and income opportunities in diverse areas, including energy, P&C insurance, drug distributors, and select pharmaceutical companies. The sharp rise in interest rates in 2023 provided stiff competition for dividend payers from bonds, particularly for slower growth “bond proxies,” including utilities, consumer staples, and REITs. While we prefer “growthier” stocks, these low-beta sectors are cheap insurance against market volatility or a severe recession and offer earnings growth, well-above-average dividend yields, and attractive valuations.

Roger J. Sit

Kent L. Johnson

Portfolio Managers

Information on this page is unaudited.

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2023

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index[1]
Six Month	6.27%	6.12%	8.04%
One Year	14.88	14.62	26.29
Five Year	13.75	13.48	15.69
Ten Year	10.32	10.04	12.03
Since Inception-Class I	9.97	n/a	9.69
(12/31/03)
Since Inception-Class S	n/a	9.45	9.78
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/23:	$14.90	Per Share
Net Asset Value 6/30/23:	$14.64	Per Share
Net Assets:	$204.3	Million

Class S:
Net Asset Value 12/31/23:	$14.80	Per Share
Net Asset Value 6/30/23:	$14.54	Per Share
Net Assets:	$21.3	Million

Weighted Average Market Cap:	$565.7	Billion

TOP 10 HOLDINGS

 1.  Microsoft Corp.

 2.  Apple, Inc.

 3.  Broadcom, Inc.

 4.  UnitedHealth Group, Inc.

 5.  Exxon Mobil Corp.

 6.  Johnson & Johnson

 7.  ConocoPhillips

 8.  JPMorgan Chase & Co.

 9.  Alphabet, Inc. - Class A

10.  Oracle Corp.

Based on net assets as of December 31, 2023.

SECTOR ALLOCATION

Based on net assets as of December 31, 2023.

Information on this page is unaudited.

DECEMBER 31, 2023	11

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.8%

Commercial Services - 2.8%
Booz Allen Hamilton Holding Corp.	15,200	1,944,232
S&P Global, Inc.	6,260	2,757,655
Sysco Corp.	21,100	1,543,043

		6,244,930

Communications - 0.8%
American Tower Corp.	8,750	1,888,950

Consumer Non-Durables - 4.9%
Mondelez International, Inc.	33,675	2,439,080
NIKE, Inc.	12,750	1,384,268
PepsiCo, Inc.	20,975	3,562,394
Procter & Gamble Co.	24,625	3,608,547

		10,994,289

Consumer Services - 3.2%
McDonald’s Corp.	7,725	2,290,540
Starbucks Corp.	17,600	1,689,776
Visa, Inc.	12,010	3,126,803

		7,107,119

Electronic Technology - 17.4%
Analog Devices, Inc.	9,650	1,916,104
Apple, Inc.	69,235	13,329,815
Applied Materials, Inc.	21,900	3,549,333
Broadcom, Inc.	7,250	8,092,812
Cisco Systems, Inc.	30,425	1,537,071
Garmin, Ltd.	18,275	2,349,068
International Business Machines Corp.	16,275	2,661,776
NVIDIA Corp.	5,885	2,914,370
TE Connectivity, Ltd.	20,150	2,831,075

		39,181,424

Energy Minerals - 4.2%
ConocoPhillips	34,400	3,992,808
Exxon Mobil Corp.	53,725	5,371,425

		9,364,233

Finance - 13.7%
Air Lease Corp.	35,850	1,503,549
American International Group, Inc.	33,125	2,244,219
Ameriprise Financial, Inc.	4,550	1,728,227
Axis Capital Holdings, Ltd.	26,450	1,464,537
Bank of New York Mellon Corp.	53,750	2,797,687
Carlyle Group, Inc.	36,500	1,485,185
Chubb, Ltd.	1,325	299,450
Everest Group, Ltd.	7,290	2,577,598
Goldman Sachs Group, Inc.	5,600	2,160,312
Intercontinental Exchange, Inc.	21,075	2,706,662
JPMorgan Chase & Co.	23,300	3,963,330
Morgan Stanley	19,860	1,851,945
Realty Income Corp.	57,653	3,310,435
Reinsurance Group of America, Inc.	17,950	2,903,951

		30,997,087

Health Services - 5.6%
Cardinal Health, Inc.	18,975	1,912,680
HCA Healthcare, Inc.	6,630	1,794,609
Quest Diagnostics, Inc.	20,525	2,829,987

Name of Issuer	Quantity	Fair Value ($)

UnitedHealth Group, Inc.	11,790	6,207,081

		12,744,357

Health Technology - 10.2%
Abbott Laboratories	28,885	3,179,372
AbbVie, Inc.	9,325	1,445,095
AstraZeneca, PLC, ADR	51,225	3,450,004
Gilead Sciences, Inc.	35,190	2,850,742
Johnson & Johnson	32,125	5,035,272
Medtronic, PLC	22,425	1,847,371
Novo Nordisk A/S, ADR	13,100	1,355,195
Thermo Fisher Scientific, Inc.	2,445	1,297,782
Zimmer Biomet Holdings, Inc.	21,325	2,595,253

		23,056,086

Industrial Services - 2.1%
Waste Management, Inc.	14,900	2,668,590
Williams Cos., Inc.	57,690	2,009,343

		4,677,933

Non-Energy Minerals - 0.5%
Glencore, PLC, ADR	103,310	1,237,654

Process Industries - 1.2%
Air Products & Chemicals, Inc.	10,100	2,765,380

Producer Manufacturing - 6.7%
Eaton Corp., PLC	9,750	2,347,995
Emerson Electric Co.	28,675	2,790,938
General Dynamics Corp.	12,650	3,284,825
Honeywell International, Inc.	13,175	2,762,929
Lockheed Martin Corp.	1,375	623,205
Parker-Hannifin Corp.	3,635	1,674,645
Siemens AG, ADR	18,550	1,735,167

		15,219,704

Retail Trade - 2.9%
Home Depot, Inc.	7,740	2,682,297
Target Corp.	6,500	925,730
TJX Cos., Inc.	30,160	2,829,310

		6,437,337

Technology Services - 15.1%
Accenture, PLC	10,250	3,596,827
Adobe, Inc. *	5,025	2,997,915
Alphabet, Inc. - Class A *	27,790	3,881,985
Intuit, Inc.	4,890	3,056,397
Microsoft Corp.	44,700	16,808,988
Oracle Corp.	35,425	3,734,858

		34,076,970

Transportation - 3.6%
FedEx Corp.	13,725	3,472,013
TFI International, Inc.	11,100	1,509,378
Union Pacific Corp.	12,375	3,039,548

		8,020,939

Utilities - 3.9%
DTE Energy Co.	22,875	2,522,198
NiSource, Inc.	106,575	2,829,566

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

PPL Corp.	126,600	3,430,860

		8,782,624

Total Common Stocks (cost: $167,496,409)		222,797,016

Short-Term Securities - 1.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 5.29% (cost $2,300,344)	2,300,344	2,300,344

Total Investments in Securities - 99.8% (cost $169,796,753)		225,097,360

Other Assets and Liabilities, net - 0.2%		492,872

Net Assets - 100.0%		$225,590,232

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	222,797,016	—	—	222,797,016
Short-Term Securities	2,300,344	—	—	2,300,344
Total:	225,097,360	—	—	225,097,360

**	For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2023	13

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities and closed-end investment companies.

Fund Performance

The Sit Global Dividend Growth Fund Class I shares provided a return of +8.23% during the 6-month period ended December 31, 2023, compared to the return of the MSCI World Index of +7.56%. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.91% as of December 31, 2023, compared to 1.94% for the MSCI World Index.

Factors that Influenced the Fund’s Performance

The Fund recorded strong absolute returns during the 6-month period and outperformed the MSCI World Index. Strong overall stock selection was partially offset by a negative allocation effect, as the highest P/E stocks and the lowest yielding and non-yielding stocks outperformed, and these issues were underweighted in the Fund. The Fund’s holdings in the financial services sector performed well on an absolute basis, helped by an overweight position and positive returns relative to the benchmark sector. Here, strong stock performances in Partners Group Holdings AG and Goldman Sachs augmented returns. The technology sectors also contributed favorably to Fund returns during the period, led by Broadcom, Logitech International S.A., and Atlassian. Performance was also enhanced by stock selection in the capital goods sector, where the Fund held BAE Systems plc and Trane Technologies plc. The biggest detractor to the Fund’s performance during the period was holdings in the pharmaceuticals biotechnology & life sciences sector. The Fund did not hold stocks with exposure to GLP-1 drugs used to treat Type 2 diabetes and prescribed for weight loss, which outperformed during the period. Company-specific issues also hurt the Fund’s holdings in Lonza Group AG and Astellas Pharma. In addition, exposure to the food beverage & tobacco sector hurt returns, due to the “risk-on” investment mode that prevailed during much of the period. Geographically, the Fund’s exposure to Asia/Pacific ex Japan, Non-Euroland, and Euroland added value during the period due to strong stock selection, while its exposure to North America detracted from performance.

Outlook and Positioning

Still-high economic uncertainty, elevated policy/geopolitical risks, and “fair” equity valuations support our quality bias within a better environment for stock pickers in 2024. We generally maintain positions in the most attractive “Magnificent Seven” stocks but also see compelling opportunities in other technology segments, including semiconductors, software/services, and cybersecurity. Sentiment is also broadly improving for financial stocks. Given pent-up demand for initial public

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

offerings, debt issuance, and M&A, we see the most attractive opportunities for a strong rebound in capital markets businesses. We also see an emerging backdrop that has historically led to solid relative performance for high-quality, dividend-paying growth stocks. In addition to the groups noted above, we see attractive growth and income opportunities in diverse areas, including energy, P&C insurance, drug distributors, and select pharmaceutical companies. Internationally, we remain positive on equities in China, South Korea, Singapore, India, Australia, Mexico, and Brazil. We favor high-quality industries with improving fundamentals, like life insurance, Macau gaming, and some internet names. At the same time, we are keeping defensive exposure in consumer staples, healthcare, and utilities.

Roger J. Sit   Raymond E. Sit

Kent L. Johnson

Portfolio Managers

Information on this page is unaudited.

14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2023

	Sit Global Dividend Growth Fund
	Class I	Class S	MSCI World Index	[1]

Six Month	8.23%	8.14%	7.56%

One Year	23.12	22.78	23.79

Five Year	12.88	12.60	12.80

Ten Year	7.93	7.66	8.60

Since Inception (9/30/08)	9.16	8.88	8.75

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/23:	$24.41	Per Share

Net Asset Value 6/30/23:	$22.75	Per Share

Net Assets:	$44.1	Million

Class S:
Net Asset Value 12/31/23:	$24.39	Per Share

Net Asset Value 6/30/23:	$22.71	Per Share

Net Assets:	$4.2	Million

Weighted Average Market Cap:	$625.7	Billion

TOP 10 HOLDINGS

 1.  Microsoft Corp.

 2.  Apple, Inc.

 3.  Broadcom, Inc.

 4.  Shell, PLC, ADR

 5.  Applied Materials, Inc.

 6.  Alphabet, Inc. - Class A

 7.  JPMorgan Chase & Co.

 8.  Accenture, PLC

 9.  Johnson & Johnson

10.  BAE Systems, PLC

Based on net assets as of December 31, 2023.

SECTOR ALLOCATION

Based on net assets as of December 31, 2023.

Information on this page is unaudited.

DECEMBER 31, 2023	15

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit Global Dividend Growth Fund

Investments are grouped by geographic region

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.9%

Asia - 6.2%

Australia - 3.5%
Atlassian Corp. *	3,445	819,428
BHP Group, Ltd. ADR	6,010	410,543
Macquarie Group, Ltd.	3,810	476,763

		1,706,734

Japan - 1.7%
Astellas Pharma, Inc.	29,200	349,157
Recruit Holdings Co., Ltd.	10,600	448,282

		797,439

Singapore - 1.0%
Singapore Technologies Engineering, Ltd.	155,000	456,867

Europe - 32.9%

France - 0.7%
Safran SA, ADR	7,520	331,858

Germany - 5.7%
Allianz SE, ADR	34,190	912,531
Deutsche Post AG	3,960	196,090
Infineon Technologies AG	6,275	261,851
Muenchener Rueckversicherungs AG	1,470	608,715
Siemens AG	4,250	797,229

		2,776,416

Ireland - 4.7%
Accenture, PLC	3,285	1,152,739
Linde, PLC	1,445	593,476
Trane Technologies, PLC	2,125	518,288

		2,264,503

Spain - 1.6%
Iberdrola SA	59,010	773,260

Switzerland - 6.4%
Chubb, Ltd.	2,590	585,340
Logitech International SA	4,150	394,499
Lonza Group AG	930	391,107
Nestle SA	5,935	688,094
Partners Group Holding AG	705	1,016,783

		3,075,823

United Kingdom - 13.8%
AstraZeneca, PLC, ADR	15,040	1,012,944
BAE Systems, PLC	72,955	1,032,677
Compass Group, PLC	14,170	387,606
Diageo, PLC, ADR	4,125	600,848
Glencore, PLC, ADR	24,620	294,948
London Stock Exchange Group, PLC	6,715	793,787
Man Group, PLC	216,290	641,264
RELX, PLC	14,120	558,354
Shell, PLC, ADR	20,055	1,319,619

		6,642,047

North America - 58.8%

United States - 58.8%
Abbott Laboratories	7,230	795,806
Alphabet, Inc. - Class A *	8,790	1,227,875

Name of Issuer	Quantity	Fair Value ($)

Apple, Inc.	18,220	3,507,897
Applied Materials, Inc.	7,985	1,294,129
Arthur J Gallagher & Co.	3,685	828,683
Broadcom, Inc.	1,785	1,992,506
Cheniere Energy, Inc.	2,830	483,109
ConocoPhillips	4,025	467,182
Constellation Brands, Inc.	2,690	650,307
FedEx Corp.	1,900	480,643
Gilead Sciences, Inc.	2,665	215,892
Goldman Sachs Group, Inc.	1,370	528,505
Home Depot, Inc.	2,490	862,909
Honeywell International, Inc.	3,130	656,392
Johnson & Johnson	6,765	1,060,346
JPMorgan Chase & Co.	7,180	1,221,318
Lockheed Martin Corp.	1,525	691,191
McDonald’s Corp.	1,820	539,648
Microsoft Corp.	10,475	3,939,019
Mondelez International, Inc.	6,940	502,664
NVIDIA Corp.	1,150	569,503
Otis Worldwide Corp.	3,785	338,644
PepsiCo, Inc.	4,765	809,288
Salesforce, Inc. *	705	185,514
Sherwin-Williams Co.	1,835	572,336
Thermo Fisher Scientific, Inc.	1,145	607,755
Union Pacific Corp.	3,960	972,655
UnitedHealth Group, Inc.	1,585	834,455
Waste Management, Inc.	4,980	891,918
WEC Energy Group, Inc.	6,010	505,862
Williams Cos., Inc.	4,490	156,387

		28,390,338

Total Common Stocks (cost: $23,877,647)		47,215,285

Short-Term Securities - 2.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 5.29% (cost $989,060)	989,060	989,060

Total Investments in Securities - 99.9% (cost $24,866,707)		48,204,345

Other Assets and Liabilities, net - 0.1%		66,411

Net Assets - 100.0%		$48,270,756

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of December 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Australia	1,706,734	—	—	1,706,734
France	331,858	—	—	331,858
Germany	2,776,416	—	—	2,776,416
Ireland	2,264,503	—	—	2,264,503
Japan	797,439	—	—	797,439
Singapore	456,867	—	—	456,867
Spain	773,260	—	—	773,260
Switzerland	3,075,823	—	—	3,075,823
United Kingdom	6,642,047	—	—	6,642,047
United States	28,390,338	—	—	28,390,338
Short-Term Securities	989,060	—	—	989,060
Total:	48,204,345	—	—	48,204,345

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2023	17

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

Fund Performance

The Sit Large Cap Growth Fund’s return was +10.46% during the 6-month period ended December 31, 2023, compared to a +10.59% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +8.04%.

Factors that Influenced the Fund’s Performance

The Fund posted strong, positive returns, that were in line with the Russell 1000® Growth Index during the period. The largest contributor to positive performance was an underweight allocation and stock selection in the consumer durables sector, where the Fund’s holdings (+27% sector return) outperformed the benchmark’s return (-5%). Key holdings here were Yeti and Activision Blizzard, which was acquired by Microsoft. The Fund was also helped by strong stock selection in the electronic technology sector. Its position in Broadcom, which benefited from increasing spending surrounding artificial intelligence, was a key holding. Palo Alto Networks was another important holding in this sector, as the company continues to benefit from strong cybersecurity spending. Finally, stock selection in the retail trade sector augmented returns. Holdings here were supported by a resilient consumer, with Lululemon representing one of the Fund’s strongest holdings during the period. While being underweight the health technology sector helped returns, stock selection in this sector detracted from performance. An overweight position in the consumer non-durables sector and stock selection within the sector also detracted from returns.

Outlook and Positioning

Investors entered 2023 in full “risk-on” mode, hopeful that the Federal Reserve would begin cutting rates by midyear and the economy would achieve a soft landing (or only a mild recession). Yet, stronger-than-expected inflation and jobs data dashed those hopes in February, and investors became fearful the Fed would continue tightening, which caused a rotation to “risk-off.” Equity investors repeated several iterations of this pattern during the year, but enthusiasm for artificial intelligence (AI) companies remained a prominent theme. The AI craze drove extraordinary gains for a handful of stocks dubbed the “Magnificent Seven” (M7) – Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, and Tesla. These seven stocks generated a cap-weighted price return of +76.8% in 2023, while the other 493 stocks in the S&P 500® Index (as a group) returned +11.5%. Strong relative earnings growth explains much of the

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

M7’s stock price outperformance in 2023, though valuation multiple expansion also played a role. However, given comparatively tepid earnings expectations and attractive valuations for many other companies, we believe the tide may shift in favor of the “other 493” in the S&P 500®. Still-high economic uncertainty, elevated policy/geopolitical risks, and “fair” equity valuations support our quality bias within a better environment for stock pickers in 2024. We generally maintain positions in the most attractive M7 stocks but also see compelling opportunities in other technology segments, including semiconductors, software/services, and cybersecurity. In addition to technology, early cycle and rate-sensitive sectors should fare well in the year ahead. Transportation companies, for example, have been struggling with excess customer inventories and cost pressures, but pricing has remained solid and the freight backdrop is set to rebound in 2024. Sentiment is also broadly improving for financial stocks. We see the most attractive opportunities for a strong rebound in capital markets businesses, given pent-up demand for initial public offerings, debt issuance, and M&A.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2023

	Sit Large Cap Growth Fund	Russell 1000® Growth Index[1]	Russell 1000® Index[2]
Six Month	10.46%	10.59%	8.44%
One Year	39.69	42.68	26.53
Five Year	18.06	19.50	15.52
Ten Year	13.14	14.86	11.80
Since Inception [3]	10.78	12.00	11.92
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/23:	$63.18 Per Share
Net Asset Value 6/30/23:	$58.26 Per Share
Net Assets:	$176.7 Million
Weighted Average Market Cap:	$1043.2 Billion

TOP HOLDINGS

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Alphabet, Inc.

4.	NVIDIA Corp.

5.	Amazon.com, Inc.

6.	Broadcom, Inc.

7.	UnitedHealth Group, Inc.

8.	salesforce.com, Inc.

9.	Adobe, Inc.

10.	Applied Materials, Inc.

Based on net assets as of December 31, 2023.

SECTOR ALLOCATION

Based on net assets as of December 31, 2023.

DECEMBER 31, 2023	19

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit Large Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.1%

Consumer Durables - 0.5%
YETI Holdings, Inc. *	17,000	880,260

Consumer Non-Durables - 3.1%
Constellation Brands, Inc.	7,425	1,794,994
Mondelez International, Inc.	12,850	930,726
NIKE, Inc.	9,050	982,558
PepsiCo, Inc.	10,000	1,698,400

		5,406,678

Consumer Services - 3.1%
McDonald’s Corp.	6,650	1,971,791
Visa, Inc.	13,650	3,553,778

		5,525,569

Electronic Technology - 26.3%
Apple, Inc.	110,825	21,337,137
Applied Materials, Inc.	22,175	3,593,902
Arista Networks, Inc. *	3,750	883,163
Broadcom, Inc.	7,075	7,897,469
NVIDIA Corp.	20,250	10,028,205
Palo Alto Networks, Inc. *	9,225	2,720,268

		46,460,144

Energy Minerals - 1.8%
Chevron Corp.	2,100	313,236
ConocoPhillips	24,600	2,855,322

		3,168,558

Finance - 2.2%
Chubb, Ltd.	5,050	1,141,300
Goldman Sachs Group, Inc.	5,150	1,986,715
JPMorgan Chase & Co.	4,900	833,490

		3,961,505

Health Services - 4.3%
Centene Corp. *	16,425	1,218,899
HCA Healthcare, Inc.	4,125	1,116,555
UnitedHealth Group, Inc.	10,125	5,330,509

		7,665,963

Health Technology - 5.5%
Abbott Laboratories	15,500	1,706,085
Dexcom, Inc. *	22,000	2,729,980
Gilead Sciences, Inc.	19,550	1,583,746
Johnson & Johnson	6,150	963,951
Thermo Fisher Scientific, Inc.	5,250	2,786,647

		9,770,409

Industrial Services - 1.3%
Cheniere Energy, Inc.	13,675	2,334,459

Process Industries - 1.5%
Linde, PLC	2,650	1,088,382
Sherwin-Williams Co.	5,225	1,629,677

		2,718,059

Producer Manufacturing - 4.8%
Aptiv, PLC *	11,650	1,045,238
General Dynamics Corp.	3,550	921,828
Honeywell International, Inc.	8,425	1,766,807

Name of Issuer	Quantity	Fair Value ($)

Northrop Grumman Corp.	1,875	877,763
Parker-Hannifin Corp.	3,950	1,819,765
Siemens AG, ADR	21,675	2,027,479

		8,458,880

Retail Trade - 10.0%
Amazon.com, Inc. *	63,000	9,572,220
Home Depot, Inc.	8,425	2,919,684
Lululemon Athletica, Inc. *	4,425	2,262,458
Netflix, Inc. *	2,300	1,119,824
TJX Cos., Inc.	18,075	1,695,616

		17,569,802

Technology Services - 31.8%
Accenture, PLC	10,200	3,579,282
Adobe, Inc. *	6,250	3,728,750
Alphabet, Inc. - Class A *	12,500	1,746,125
Alphabet, Inc. - Class C *	73,500	10,358,355
Atlassian Corp. *	7,675	1,825,576
Autodesk, Inc. *	6,300	1,533,924
Intuit, Inc.	5,200	3,250,156
Meta Platforms, Inc. *	3,200	1,132,672
Microsoft Corp.	57,600	21,659,904
Paycom Software, Inc.	2,500	516,800
salesforce.com, Inc. *	15,225	4,006,306
ServiceNow, Inc. *	2,275	1,607,265
Splunk, Inc. *	8,100	1,234,035

		56,179,150

Transportation - 2.4%
FedEx Corp.	7,575	1,916,248
Union Pacific Corp.	9,200	2,259,704

		4,175,952

Utilities - 0.5%
NextEra Energy, Inc.	13,100	795,694

Total Common Stocks (cost: $56,572,187)		175,071,082

Short-Term Securities - 0.8% Fidelity Inst. Money Mkt. Gvt. Fund, 5.29% (cost $1,385,498)	1,385,498	1,385,498

Total Investments in Securities - 99.9% (cost $57,957,685)		176,456,580

Other Assets and Liabilities, net - 0.1%		239,367

Net Assets - 100.0%		$176,695,947

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	175,071,082	—	—	175,071,082
Short-Term Securities	1,385,498	—	—	1,385,498
Total:	176,456,580	—	—	176,456,580

**	For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2023	21

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests primarily in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

Fund Performance

The Sit ESG Growth Fund Class I shares provided a return of +6.99% during the 6-month period ended December 31, 2023, compared to the return of the MSCI World Index of +7.56%.

Factors that Influenced the Fund’s Performance

The Fund recorded strong absolute returns during the 6-month period but underperformed the MSCI World Index. While the Fund’s performance in larger capitalization stocks added value during the period, stock selection in the smallest capitalization issues more than offset the positive contributions. The Fund was also underweighted to the highest P/E stocks, which generated the highest returns during the period. The Fund’s holdings in the capital goods sector performed well on an absolute basis, helped by both an overweight position and positive returns relative to the benchmark sector. Here, strong stock performances in Trane Technologies plc and BAE Systems plc augmented returns. The software & services sector also contributed favorably to Fund returns during the period, led by Salesforce and Adobe. In addition, strong individual stock performances in Logitech International S.A., Recruit Holdings, and Broadcom enhanced returns. The biggest detractor to the Fund’s performance was holdings in the pharmaceuticals biotechnology & life sciences sector. The Fund did not hold stocks with exposure to GLP-1 drugs used to treat Type 2 diabetes and prescribed for weight loss, which outperformed during the period. Company specific issues also hurt the Fund’s holdings in Lonza Group AG and Astellas Pharma. Geographically, the Fund’s exposure to North America and Euroland added value during the period due to strong stock selection, while its exposure to the United Kingdom detracted from performance.

Outlook and Positioning

Still-high economic uncertainty, elevated policy/geopolitical risks, and “fair” equity valuations support our quality bias within a better environment for stock pickers in 2024. We generally maintain positions in the most attractive “Magnificent Seven” stocks but also see compelling opportunities in other technology segments, including semiconductors, software/services, and cybersecurity. Sentiment is also broadly improving for financial stocks. Given pent-up demand for initial public offerings, debt issuance, and M&A, we see the most attractive opportunities

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

for a strong rebound in capital markets businesses. We also see an emerging backdrop that has historically led to solid relative performance for high-quality, dividend-paying growth stocks. In addition to the groups noted above, we see attractive growth and income opportunities in diverse areas, including energy, P&C insurance, drug distributors, and select pharmaceutical companies. Internationally, we remain positive on equities in China, South Korea, Singapore, India, Australia, Mexico, and Brazil. We favor high-quality industries with improving fundamentals like life insurance, Macau gaming, and some internet names. At the same time, we are keeping defensive exposure in consumer staples, healthcare, and utilities.

Roger J. Sit

David A. Brown

Kent L. Johnson

Michael T. Manns

Portfolio Managers

Information on this page is unaudited.

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2023

	Sit ESG Growth Fund
	Class I	Class S	MSCI World Index[1]
Six Month	6.99%	6.88%	7.56%
One Year	26.67	26.35	23.79
Five Year	11.95	11.66	12.80
Since Inception	10.08	9.79	10.94
(6/30/16)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/23:	$18.59	Per Share
Net Asset Value 6/30/23:	$17.51	Per Share
Net Assets:	$5.2	Million
Class S:
Net Asset Value 12/31/23:	$18.42	Per Share
Net Asset Value 6/30/23:	$17.33	Per Share
Net Assets:	$4.6	Million

Weighted Average Market Cap:	$649.5	Billion

TOP HOLDINGS

1.	Microsoft Corp.

2.	Apple, Inc.

3.	NVIDIA Corp.

4.	Alphabet, Inc. - Class A

5.	Adobe, Inc.

6.	UnitedHealth Group, Inc.

7.	Accenture, PLC

8.	Home Depot, Inc.

9.	AstraZeneca, PLC, ADR

10.	Allianz SE, ADR

Based on net assets as of December 31, 2023.

SECTOR ALLOCATION

Based on net assets as of December 31, 2023.

Information on this page is unaudited.

DECEMBER 31, 2023	23

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit ESG Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.3%

Asia - 6.9%

Japan - 5.8%
Astellas Pharma, Inc.	6,400	76,528
Keyence Corp.	200	88,114
Recruit Holdings Co., Ltd.	3,100	131,101
Sony Group Corp., ADR	1,925	182,278
Terumo Corp.	2,600	85,228

		563,249

Singapore - 1.1%
Singapore Technologies Engineering, Ltd.	37,400	110,238

Europe - 36.0%

France - 1.8%
Forvia SE *	2,358	53,156
Safran SA, ADR	2,750	121,357

		174,513

Germany - 6.6%
Allianz SE, ADR	8,800	234,872
Deutsche Post AG	1,550	76,752
Infineon Technologies AG	1,225	51,119
Muenchener Rueckversicherungs AG	275	113,875
Siemens AG, ADR	1,775	166,034

		642,652

Ireland - 6.3%
Accenture, PLC	750	263,183
CRH, PLC	1,200	82,992
Medtronic, PLC	725	59,726
Trane Technologies, PLC	875	213,412

		619,313

Netherlands - 0.5%
ASML Holding NV	65	49,200

Spain - 2.2%
Iberdrola SA, ADR	4,050	212,625

Switzerland - 4.1%
Chubb, Ltd.	250	56,500
Logitech International SA	850	80,801
Lonza Group AG	185	77,801
Nestle SA, ADR	1,200	138,756
Novartis AG, ADR	450	45,436

		399,294

United Kingdom - 14.5%
AstraZeneca, PLC, ADR	3,625	244,144
BAE Systems, PLC, ADR	3,500	202,363
Coca-Cola Europacific Partners, PLC	2,100	140,154
Compass Group, PLC	3,600	98,474
Diageo, PLC, ADR	785	114,343
Entain, PLC	6,900	87,441
Man Group, PLC	55,725	165,215
RELX, PLC, ADR	4,700	186,402
Rentokil Initial, PLC, ADR	2,375	67,949
Smith & Nephew, PLC	8,050	110,664

		1,417,149

Name of Issuer	Quantity	Fair Value ($)

North America - 55.4%

United States - 55.4%
Adobe, Inc. *	450	268,470
AES Corp.	3,025	58,231
Alphabet, Inc. - Class A *	2,500	349,225
Apple, Inc.	3,600	693,108
Broadcom, Inc.	125	139,531
Cheniere Energy, Inc.	775	132,300
Dexcom, Inc. *	1,080	134,017
Ecolab, Inc.	325	64,464
FedEx Corp.	375	94,864
Gilead Sciences, Inc.	1,190	96,402
Goldman Sachs Group, Inc.	600	231,462
Home Depot, Inc.	745	258,180
Johnson & Johnson	1,175	184,169
JPMorgan Chase & Co.	1,075	182,857
Lockheed Martin Corp.	275	124,641
Microsoft Corp.	2,000	752,080
NIKE, Inc.	850	92,285
NVIDIA Corp.	1,000	495,220
PepsiCo, Inc.	875	148,610
salesforce.com, Inc. *	850	223,669
Starbucks Corp.	1,000	96,010
T Rowe Price Group, Inc.	475	51,153
TJX Cos., Inc.	1,380	129,458
UnitedHealth Group, Inc.	500	263,235
Visa, Inc.	475	123,666
Williams Cos., Inc.	900	31,347

		5,418,654

Total Common Stocks (cost: $5,477,016)		9,606,887

Short-Term Securities - 1.6%
Fidelity Inst. Money Mkt. Gvt. Fund, 5.29% (cost $159,354)	159,354	159,354

Total Investments in Securities - 99.9% (cost $5,636,370)		9,766,241

Other Assets and Liabilities, net - 0.1%		11,788

Net Assets - 100.0%		$9,778,029

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of December 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
France	174,513	—	—	174,513
Germany	642,652	—	—	642,652
Ireland	619,313	—	—	619,313
Japan	563,249	—	—	563,249
Netherlands	49,200	—	—	49,200
Singapore	110,238	—	—	110,238
Spain	212,625	—	—	212,625
Switzerland	399,294	—	—	399,294
United Kingdom	1,417,149	—	—	1,417,149
United States	5,418,654	—	—	5,418,654
Short-Term Securities	159,354	—	—	159,354
Total:	9,766,241	—	—	9,766,241

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2023	25

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing, under normal market conditions, at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $394 million to $73 billion during the 12-month period ended December 31, 2023.

Fund Performance

The Sit Mid Cap Growth Fund’s return during the 6-month period ended December 31, 2023 was +7.88%, compared to a +8.56% return for the Russell Midcap® Growth Index. The Russell Midcap® Index increased +7.54% during the period.

Factors that Influenced the Fund’s Performance

Despite posting strong absolute returns, the Fund underperformed the Russell Midcap® Growth Index during the period. The biggest detractor to performance was holdings in the health technology sector, where many of the Fund’s holdings were adversely affected by the rapid growth of GLP-1 drugs. During the period, investors became increasingly concerned that these drugs would reduce the necessity of diabetes and obesity-related treatments, threatening future growth prospects for companies, such as DexCom and Insulet. Negative clinical data and financial announcements also weighed on holdings, such as Sarepta and InMode. Conversely, strong stock selection within the electronic technology sector added to performance. Here, the Fund’s holdings in Arista Networks and Broadcom were large beneficiaries of increasing spending on artificial intelligence and cloud computing. Stock selection within the retail trade sector also augmented performance during the period, where holdings such as Lululemon Athletica and TJX Cos. saw price appreciation in conjunction with resilient consumer spending and strong brand offerings. An underweight position in the consumer non-durables sector added to performance, where many companies were negatively affected by inflation and a normalization of pandemic-related spending.

Outlook and Positioning

Investors piled into U.S. stocks in the final two months of 2023, with about $96 billion flowing into U.S. equity mutual funds and ETFs in November and December. The year-end equity rally pushed the S&P 500 Index into overbought territory, at least based on the 14-day and 14-week relative strength indices. As for institutional investors, the NAAIM Exposure Index shows that active portfolio managers progressively increased risk exposure in November and December, before paring back in the year’s final week. Overbought technical conditions and elevated sentiment imply stocks are susceptible to profit-taking or at least a pause in the near term as investors digest recent gains. Moreover, Treasury spreads indicate market volatility, as measured by the CBOE Volatility Index, will rise through mid-2026. Quality stocks should continue to outperform against the anticipated backdrop of below-trend real GDP growth, increasing market volatility, and tighter liquidity. As

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

captured by the MSCI USA Quality Index, quality growth stocks outperformed the broader MSCI USA Index by over nine percentage points in 2023, or a total return of +36.3% versus +27.1%. Over the last four decades, the MSCI USA Quality Index has generated an annualized return of +13.2%, compared to +11.4% for its parent index. High-beta, lower-quality stocks tend to do better exiting a recession when enormous monetary (and fiscal) easing lifts all boats. We do not foresee a deep economic downturn or massive monetary stimulus on the horizon. The absence of a surge in monetary easing amidst a slower growth, disinflationary environment continues to support a quality bias within equity portfolios. Key characteristics include secular/visible sales growth, cost discipline, free cash flow generation, limited leverage, and management teams that consistently return capital to shareholders via dividends or share repurchases.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2023
	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index[1]	Russell Midcap® Index[2]

Six Month	7.88%	8.56%	7.54%

One Year	21.97	25.87	17.23

Five Year	13.26	13.81	12.68

Ten Year	8.20	10.57	9.42

Since Inception (9/2/82)	11.24	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/23:	$21.56 Per Share

Net Asset Value 6/30/23:	$20.07 Per Share

Net Assets:	$194.1 Million

Weighted Average Market Cap:	$57.6 Billion

TOP 10 HOLDINGS

 1. Arista Networks, Inc.

 2. Broadcom, Inc.

 3. PTC, Inc.

 4. Dexcom, Inc.

 5. TJX Cos., Inc.

 6. Ulta Beauty, Inc.

 7. Atlassian Corp.

 8. HubSpot, Inc.

 9. Applied Materials, Inc.

10. ANSYS, Inc.

Based on net assets as of December 31, 2023.

SECTOR ALLOCATION

Based on net assets as of December 31, 2023.

Information on this page is unaudited.

DECEMBER 31, 2023	27

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit Mid Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.8%

Commercial Services - 3.2%
ASGN, Inc. *	13,525	1,300,699
Booz Allen Hamilton Holding Corp.	27,550	3,523,921
Copart, Inc. *	16,000	784,000
FactSet Research Systems, Inc.	1,100	524,755

		6,133,375

Communications - 1.0%
Iridium Communications, Inc.	47,300	1,946,868

Consumer Durables - 1.2%
Take-Two Interactive Software, Inc. *	4,892	787,367
YETI Holdings, Inc. *	28,100	1,455,018

		2,242,385

Consumer Non-Durables - 1.4%
Coca-Cola Europacific Partners, PLC	40,700	2,716,318

Consumer Services - 2.3%
Nexstar Media Group, Inc.	18,250	2,860,688
Vail Resorts, Inc.	7,700	1,643,719

		4,504,407

Electronic Technology - 15.6%
Applied Materials, Inc.	24,350	3,946,405
Arista Networks, Inc. *	39,100	9,208,441
Broadcom, Inc.	8,085	9,024,881
Ciena Corp. *	16,525	743,790
MKS Instruments, Inc.	15,100	1,553,337
Monolithic Power Systems, Inc.	5,400	3,406,212
Skyworks Solutions, Inc.	21,400	2,405,788

		30,288,854

Energy Minerals - 3.6%
Northern Oil & Gas, Inc.	73,100	2,709,817
Oasis Petroleum, Inc.	18,850	3,133,436
Texas Pacific Land Corp.	765	1,202,924

		7,046,177

Finance - 8.3%
Air Lease Corp.	32,900	1,379,826
Ameriprise Financial, Inc.	10,000	3,798,300
Arthur J Gallagher & Co.	11,600	2,608,608
Carlyle Group, Inc.	85,700	3,487,133
Intercontinental Exchange, Inc.	25,300	3,249,279
Reinsurance Group of America, Inc.	10,300	1,666,334

		16,189,480

Health Services - 5.1%
Encompass Health Corp.	41,200	2,748,864
Molina Healthcare, Inc. *	9,150	3,305,986
Tenet Healthcare Corp. *	50,950	3,850,292

		9,905,142

Health Technology - 12.4%
Align Technology, Inc. *	6,025	1,650,850
BioMarin Pharmaceutical, Inc. *	23,500	2,265,870
Bio-Techne Corp.	32,900	2,538,564
Dexcom, Inc. *	48,040	5,961,283
Exact Sciences Corp. *	21,350	1,579,473
Inmode, Ltd. *	55,400	1,232,096

Name of Issuer	Quantity	Fair Value ($)

Insulet Corp. *	14,100	3,059,418
Jazz Pharmaceuticals, PLC *	5,700	701,100
Sarepta Therapeutics, Inc. *	19,225	1,853,867
Thermo Fisher Scientific, Inc.	6,100	3,237,819

		24,080,340

Industrial Services - 5.2%
Cheniere Energy, Inc.	20,000	3,414,200
Jacobs Solutions, Inc.	24,700	3,206,060
Waste Connections, Inc.	23,400	3,492,918

		10,113,178

Non-Energy Minerals - 1.6%
Trex Co., Inc. *	38,625	3,197,764

Producer Manufacturing - 8.1%
AGCO Corp.	12,700	1,541,907
AMETEK, Inc.	14,675	2,419,761
Aptiv, PLC *	13,800	1,238,136
Carlisle Cos., Inc.	10,075	3,147,732
Donaldson Co., Inc.	22,950	1,499,782
Dover Corp.	21,875	3,364,594
Hubbell, Inc.	7,500	2,466,975

		15,678,887

Retail Trade - 6.4%
Lululemon Athletica, Inc. *	4,700	2,403,063
TJX Cos., Inc.	55,175	5,175,967
Ulta Beauty, Inc. *	9,700	4,752,903

		12,331,933

Technology Services - 20.6%
Altair Engineering, Inc. *	24,800	2,086,920
ANSYS, Inc. *	10,750	3,900,960
Aspen Technology, Inc. *	8,358	1,840,014
Atlassian Corp. *	16,950	4,031,727
Autodesk, Inc. *	14,800	3,603,504
Booking Holdings, Inc. *	450	1,596,249
Dynatrace, Inc. *	65,375	3,575,359
Euronet Worldwide, Inc. *	16,075	1,631,452
Globant SA *	9,450	2,248,911
HubSpot, Inc. *	6,825	3,962,185
Paycom Software, Inc.	7,600	1,571,072
PTC, Inc. *	35,200	6,158,592
Splunk, Inc. *	20,900	3,184,115
Spotify Technology SA *	3,250	610,707

		40,001,767

Transportation - 1.2%
Alaska Air Group, Inc. *	17,300	675,911
Knight-Swift Transportation Holdings, Inc.	28,500	1,643,025

		2,318,936

Utilities - 0.6%
WEC Energy Group, Inc.	12,800	1,077,376

Total Common Stocks (cost: $87,129,354)		189,773,187

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 1.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 5.29% (cost $3,680,240)	3,680,240	3,680,240

Total Investments in Securities - 99.7% (cost $90,809,594)		193,453,427

Other Assets and Liabilities, net - 0.3%		619,234

Net Assets - 100.0%		$194,072,661

*	Non-income producing security.

    PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	189,773,187	—	—	189,773,187
Short-Term Securities	3,680,240	—	—	3,680,240
Total:	193,453,427	—	—	193,453,427

**	For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2023	29

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($17.3 billion as of December 31, 2023). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S Treasury securities (including Treasury bills, notes and bonds), and closed-end investment companies.

Fund Performance

The Sit Small Cap Dividend Growth Fund Class I posted a +5.54% return for the 6-month period ended December 31, 2023, compared to the +8.18% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.79% as of 12/31/23, compared to a yield of 1.39% for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

During the 6-month period ending December 31, 2023, the Fund posted positive returns; however, it underperformed the benchmark Russell 2000® Index. Strong stock selection in the commercial services sector helped returns. Here, Colliers International saw stock price appreciation due to an anticipated rebound in real estate transaction activity, driven by investor expectations for lower interest rates in 2024, and Booz Allen Hamilton benefited from increasing government IT investment. An underweight position in electronic technology, combined with positive stock selection, also augmented returns. Monolithic Power was a key holding here, with strong equity appreciation linked to increasing demand for the company’s artificial intelligence networking products. The largest detractor from performance during the period was stock selection within the health technology sector, where some of the Fund’s holdings were adversely affected by negative clinical data, while it also did not own some of the best performing equities within the space that were either acquired or saw stock price appreciation related to positive clinical trials.

Outlook and Positioning

Dividend growth also remains a compelling and underappreciated style within small cap stock investing. Our internal research reveals Russell 2000 dividend payers materially outperformed the overall index over the last four decades and with lower volatility. Companies that can consistently generate free cash flow tend to outperform over time, while speculative/unprofitable ones that naturally do not pay dividends tend to lag. In addition to many of the areas noted above, we see attractive total return opportunities in diverse segments, including REITs, industrials, investment banks, and asset managers. We believe that the long period of underperformance of U.S. small cap stocks has largely run its course. However, we recognize the prospect of structurally slower GDP growth may prevent the asset class from delivering its historic significant

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

outperformance over larger stocks. While this backdrop may create headwinds for many smaller companies, investors will be greatly rewarded for identifying dynamic firms that can generate differentiated growth over time. Small cap stocks can also offer unique opportunities for exposure to cyclical recoveries in a particular industry. For example, property and casualty companies are in the midst of a “hard” pricing market for premiums, with investment income rising on the heels of higher interest rates. Despite higher interest rates, homebuilders have also prospered, as limited supply has kept demand and pricing solid. Finally, trucking and logistics firms have experienced a sharp fall in business following the surge in the demand for durable goods during the pandemic. However, reduced competitive capacity and customer inventories set the stage for a stronger 2024 for these companies.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2023

	Sit Small Cap Dividend Growth Fund
	Class I	Class S	Russell 2000® Index[1]

Six Month	5.54%	5.35%	8.18%

One Year	15.49	15.22	16.93

Five Year	11.82	11.52	9.97

Since Inception (3/31/15)	7.33	7.06	7.10

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/23:	$14.97 Per Share
Net Asset Value 6/30/23:	$14.31 Per Share

Net Assets:	$17.3 Million
Class S:
Net Asset Value 12/31/23:	$14.96 Per Share
Net Asset Value 6/30/23:	$14.30 Per Share
Net Assets:	$5.3 Million

Weighted Average Market Cap:	$7.0 Billion

TOP 10 HOLDINGS

 1. Monolithic Power Systems, Inc.

 2. KBR, Inc.

 3. Oasis Petroleum, Inc.

 4. Northern Oil & Gas, Inc.

 5. Tenet Healthcare Corp.

 6. Stifel Financial Corp.

 7. Olin Corp.

 8. EMCOR Group, Inc.

 9. TFI International, Inc.

10. CNO Financial Group, Inc.

Based on net assets as of December 31, 2023.

SECTOR ALLOCATION

Based on net assets as of December 31, 2023.

Information on this page is unaudited.

DECEMBER 31, 2023	31

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit Small Cap Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.9%

Commercial Services - 4.5%
Booz Allen Hamilton Holding Corp.	2,700	345,357
Brink’s Co.	1,825	160,509
Colliers International Group, Inc.	2,050	259,366
FTI Consulting, Inc. *	600	119,490
World Kinect Corp.	5,850	133,263

		1,017,985

Communications - 1.0%
Iridium Communications, Inc.	5,375	221,235

Consumer Durables - 1.9%
MDC Holdings, Inc.	4,050	223,763
National Presto Industries, Inc.	750	60,210
YETI Holdings, Inc. *	2,700	139,806

		423,779

Consumer Non-Durables - 1.6%
Crocs, Inc. *	2,100	196,161
Sensient Technologies Corp.	2,450	161,700

		357,861

Consumer Services - 2.6%
Nexstar Media Group, Inc.	2,250	352,688
Vail Resorts, Inc.	1,100	234,817

		587,505

Electronic Technology - 6.6%
Coherent Corp. *	2,450	106,648
Entegris, Inc.	991	118,742
MKS Instruments, Inc.	3,275	336,899
Monolithic Power Systems, Inc.	1,050	662,319
Power Integrations, Inc.	3,400	279,174

		1,503,782

Energy Minerals - 4.5%
Northern Oil & Gas, Inc.	13,125	486,544
Oasis Petroleum, Inc.	3,210	533,598

		1,020,142

Finance - 26.0%
Air Lease Corp.	6,675	279,949
American Financial Group, Inc.	1,000	118,890
Artisan Partners Asset Management, Inc.	5,350	236,363
Axis Capital Holdings, Ltd.	6,750	373,747
Broadstone Net Lease, Inc.	11,800	203,196
Cadence Bank	9,450	279,626
Carlyle Group, Inc.	8,075	328,572
CNO Financial Group, Inc.	14,000	390,600
CubeSmart	5,250	243,337
Essential Properties Realty Trust, Inc.	10,050	256,878
Evercore Partners, Inc.	1,900	324,995
H&E Equipment Services, Inc.	6,750	353,160
Hannon Armstrong Sust. Inf. Cap., Inc.	4,825	133,074
Hanover Insurance Group, Inc.	2,500	303,550
Hercules Capital, Inc.	7,725	128,776
Horace Mann Educators Corp.	3,625	118,537
Mercury General Corp.	3,550	132,451
Old National Bancorp	20,675	349,201
Physicians Realty Trust	11,250	149,737
Piper Sandler Cos.	1,450	253,562

Name of Issuer	Quantity	Fair Value ($)

PotlatchDeltic Corp.	2,810	137,971
Provident Financial Services, Inc.	12,400	223,572
Stifel Financial Corp.	6,000	414,900
Western Alliance Bancorp	2,100	138,159

		5,872,803

Health Services - 5.6%
Addus HomeCare Corp. *	3,650	338,903
Encompass Health Corp.	4,200	280,224
Patterson Cos., Inc.	7,325	208,396
Tenet Healthcare Corp. *	5,900	445,863

		1,273,386

Health Technology - 5.6%
AtriCure, Inc. *	5,500	196,295
Bio-Techne Corp.	1,300	100,308
Halozyme Therapeutics, Inc. *	2,475	91,476
Inmode, Ltd. *	6,250	139,000
Intellia Therapeutics, Inc. *	4,050	123,484
Lantheus Holdings, Inc. *	3,900	241,800
Seres Therapeutics, Inc. *	40,625	56,875
STERIS, PLC	975	214,354
Supernus Pharmaceuticals, Inc. *	1,150	33,281
Vericel Corp. *	1,700	60,537

		1,257,410

Industrial Services - 7.5%
DT Midstream, Inc.	3,850	210,980
EMCOR Group, Inc.	1,850	398,545
KBR, Inc.	10,775	597,043
MYR Group, Inc. *	1,400	202,482
TechnipFMC, PLC	14,150	284,981

		1,694,031

Non-Energy Minerals - 3.8%
AZEK Co., Inc. *	5,700	218,025
Commercial Metals Co.	3,950	197,658
Eagle Materials, Inc.	1,575	319,473
MP Materials Corp. *	6,600	131,010

		866,166

Process Industries - 5.3%
Avient Corp.	2,125	88,336
Cabot Corp.	1,550	129,425
Huntsman Corp.	4,650	116,854
Olin Corp.	7,625	411,369
Silgan Holdings, Inc.	6,650	300,913
Stepan Co.	1,525	144,189

		1,191,086

Producer Manufacturing - 11.8%
AeroVironment, Inc. *	1,075	135,493
AGCO Corp.	1,350	163,903
AZZ, Inc.	3,650	212,029
Belden, Inc.	3,175	245,269
Carlisle Cos., Inc.	775	242,133
Crane Co.	3,275	386,909
Crane NXT Co.	3,275	186,249
Donaldson Co., Inc.	2,675	174,811
EnPro, Inc.	1,575	246,866
Hubbell, Inc.	850	279,590
Lincoln Electric Holdings, Inc.	1,075	233,769

See accompanying notes to financial statements.

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Regal Rexnord Corp.	1,042	154,237

		2,661,258

Retail Trade - 2.4%
Boot Barn Holdings, Inc. *	3,475	266,741
Casey’s General Stores, Inc.	1,025	281,609

		548,350

Technology Services - 2.8%
Altair Engineering, Inc. *	1,725	145,159
Globant SA *	1,625	386,717
nCino, Inc. *	3,100	104,253

		636,129

Transportation - 3.5%
Knight-Swift Transportation Holdings, Inc.	3,700	213,305
Marten Transport, Ltd.	8,450	177,281
TFI International, Inc.	2,875	390,942

		781,528

Utilities - 0.9%
Chesapeake Utilities Corp.	1,975	208,619

Total Common Stocks (cost: $15,932,471)		22,123,055

Short-Term Securities - 2.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 5.29% (cost $496,071)	496,071	496,071

Total Investments in Securities - 100.1% (cost $16,428,542)		22,619,126

Other Assets and Liabilities, net - (0.1)%		(23,967)

Net Assets - 100.0%		$22,595,159

*	Non-income producing security.

    PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	22,123,055	—	—	22,123,055
Short-Term Securities	496,071	—	—	496,071
Total:	22,619,126	—	—	22,619,126

**	For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2023	33

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® measured at the end of the previous twelve months ($17.3 billion as of December 31, 2023). The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Fund Performance

The Sit Small Cap Growth Fund return was +3.26% over the 6-month period ended December 31, 2023. This compares to the return of +4.50% for the Russell 2000® Growth Index and a +8.18% increase for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

During the 6-month period ending December 31, 2023, the Fund had positive relative returns, while lagging the Russell 2000® Growth Index. The main reason for underperformance was stock selection within the health technology sector, where the Fund’s holdings were adversely affected by negative clinical data, while it did not own some of the best performing equities within the space that were either acquired or saw stock price appreciation related to positive clinical trials. Concerns around increasing penetration of GLP-1 treatments leading to a decrease in diabetes and obesity treatments also weighed on holdings, such as Insulet. Countering this, strong stock selection in the electronic technology sector enhanced performance. Here, the Fund benefitted from positive stock selection, with holdings returning +12% in aggregate in this sector, compared to the Russell 2000® Growth Index’s sector return of -4%. Key holdings in this sector were Arista Networks and Monolithic Power Systems, both of which benefitted from increased spending on artificial intelligence and cloud computing networks. Stock selection was also strong in the commercial services sector. Here, ASGN was a beneficiary of continued strength in the labor market, Booz Allen Hamilton was helped by increasing government information technology investment, and Colliers International was boosted by an anticipated rebound in real estate transaction activity driven by investor expectations for lower interest rates in 2024.

Outlook and Positioning

Stock selection (versus sector influences) within small cap investing tends to be the dominant source of alpha relative to benchmarks, such as the Russell 2000® Index. The earnings of small companies are intrinsically more volatile vis-à-vis larger peers, and thus investors must give added consideration to the quality of management, business models, and financial statements. The small cap universe has become lower quality in recent years on some measures. For example, more than 30% of companies in the Russell 2000 are unprofitable, with an even higher percentage of firms carrying substantial debt, often at floating rates. However, our experience managing small cap portfolios over the last three decades has reinforced our view that focusing on quality stocks will requite investors over time. While sluggish economic growth

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

presents a challenge in 2024, identifying small cap firms that can generate double-digit earnings growth should reward investors. Consistent with our investment strategy across market capitalizations, small cap portfolios focus primarily on secular growth companies. For example, software is a sizable weight in our small cap portfolios and includes companies focused on cloud computing, digital transformation, and workforce productivity. Information technology consulting is another high-growth area for firms levered to cybersecurity, business transformation, and artificial intelligence adoption. Finally, although historically a highly cyclical industry, many engineering and construction firms will continue to benefit from higher infrastructure spending and secular growth in key end markets, including renewable energy, electrical grid modernization, and the reshoring of U.S. manufacturing.

Roger J. Sit	Kent L. Johnson
Robert W. Sit
Portfolio Managers

Information on this page is unaudited.

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2023
	Sit Small Cap Growth Fund	Russell 2000® Growth Index[1]	Russell 2000® Index [2]

Six Month	3.26%	4.50%	8.18%

One Year	16.83	18.66	16.93

Five Year	12.16	9.22	9.97

Ten Year	6.49	7.16	7.16

Since Inception (7/1/94)	9.76	7.83	8.94

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Return do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/23:	$60.34 Per Share

Net Asset Value 6/30/23:	$60.29 Per Share

Net Assets:	$109.2 Million

Weighted Average Market Cap:	$11.9 Billion

TOP 10 HOLDINGS

 1. Monolithic Power Systems, Inc.

 2. Arista Networks, Inc.

 3. PTC, Inc.

 4. Globant SA

 5. Oasis Petroleum, Inc.

 6. Northern Oil & Gas, Inc.

 7. KBR, Inc.

 8. Tenet Healthcare Corp.

 9. TFI International, Inc.

10. Olin Corp.

Based on net assets as of December 31, 2023.

SECTOR ALLOCATION

Based on net assets as of December 31, 2023.

Information on this page is unaudited.

DECEMBER 31, 2023	35

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit Small Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.8%

Commercial Services - 4.9%
ASGN, Inc. *	17,500	1,682,975
Booz Allen Hamilton Holding Corp.	13,150	1,682,017
Colliers International Group, Inc.	11,050	1,398,046
FTI Consulting, Inc. *	3,075	612,386

		5,375,424

Communications - 1.0%
Iridium Communications, Inc.	26,175	1,077,363

Consumer Durables - 1.4%
Take-Two Interactive Software, Inc. *	4,075	655,871
YETI Holdings, Inc. *	15,850	820,713

		1,476,584

Consumer Non-Durables - 0.9%
Crocs, Inc. *	10,675	997,152

Consumer Services - 2.3%
Nexstar Media Group, Inc.	11,400	1,786,950
Vail Resorts, Inc.	3,550	757,818

		2,544,768

Electronic Technology - 10.6%
Arista Networks, Inc. *	13,325	3,138,171
Ciena Corp. *	14,150	636,892
Coherent Corp. *	20,075	873,865
Entegris, Inc.	5,249	628,935
MKS Instruments, Inc.	13,400	1,378,458
Monolithic Power Systems, Inc.	5,025	3,169,669
Skyworks Solutions, Inc.	9,500	1,067,990
Stratasys, Ltd. *	46,175	659,379

		11,553,359

Energy Minerals - 4.5%
Northern Oil & Gas, Inc.	65,575	2,430,865
Oasis Petroleum, Inc.	15,100	2,510,073

		4,940,938

Finance - 6.5%
Air Lease Corp.	33,325	1,397,651
Artisan Partners Asset Management, Inc.	25,750	1,137,635
Axis Capital Holdings, Ltd.	26,600	1,472,842
H&E Equipment Services, Inc.	29,700	1,553,904
Hannon Armstrong Sust. Inf. Cap., Inc.	25,800	711,564
Stifel Financial Corp.	11,800	815,970

		7,089,566

Health Services - 4.9%
Addus HomeCare Corp. *	18,550	1,722,368
Encompass Health Corp.	19,675	1,312,716

Name of Issuer	Quantity	Fair Value ($)

Tenet Healthcare Corp. *	30,700	2,319,999

		5,355,083

Health Technology - 10.0%
Align Technology, Inc. *	2,150	589,100
AtriCure, Inc. *	28,300	1,010,027
Bio-Techne Corp.	14,800	1,141,968
Exact Sciences Corp. *	12,425	919,202
Halozyme Therapeutics, Inc. *	11,900	439,824
Inmode, Ltd. *	23,350	519,304
Insulet Corp. *	3,525	764,854
Intellia Therapeutics, Inc. *	20,750	632,668
Lantheus Holdings, Inc. *	28,075	1,740,650
Sarepta Therapeutics, Inc. *	9,450	911,263
Seres Therapeutics, Inc. *	206,150	288,610
STERIS, PLC	6,675	1,467,499
Supernus Pharmaceuticals, Inc. *	5,575	161,340
Vericel Corp. *	8,525	303,575

		10,889,884

Industrial Services - 8.5%
EMCOR Group, Inc.	9,600	2,068,128
KBR, Inc.	43,500	2,410,335
MYR Group, Inc. *	8,675	1,254,665
TechnipFMC, PLC	73,550	1,481,297
Waste Connections, Inc.	14,025	2,093,512

		9,307,937

Non-Energy Minerals - 4.9%
AZEK Co., Inc. *	24,200	925,650
Eagle Materials, Inc.	10,300	2,089,252
MP Materials Corp. *	33,350	661,997
Trex Co., Inc. *	20,825	1,724,102

		5,401,001

Process Industries - 3.1%
Avient Corp.	13,200	548,724
Cabot Corp.	7,700	642,950
Olin Corp.	40,475	2,183,626

		3,375,300

Producer Manufacturing - 10.9%
AeroVironment, Inc. *	5,225	658,559
AZZ, Inc.	22,575	1,311,382
Belden, Inc.	15,850	1,224,413
Carlisle Cos., Inc.	2,200	687,346
Crane Co.	16,050	1,896,147
Crane NXT Co.	19,075	1,084,795
Donaldson Co., Inc.	13,575	887,126
Hubbell, Inc.	4,375	1,439,069

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Lincoln Electric Holdings, Inc.	5,400	1,174,284
Regal Rexnord Corp.	6,755	999,875
Zurn Water Solutions Corp.	19,325	568,348

		11,931,344

Retail Trade - 3.7%
Boot Barn Holdings, Inc. *	17,525	1,345,219
Casey’s General Stores, Inc.	4,300	1,181,382
Ulta Beauty, Inc. *	3,050	1,494,470

		4,021,071

Technology Services - 13.2%
Altair Engineering, Inc. *	25,933	2,182,262
ANSYS, Inc. *	2,950	1,070,496
Aspen Technology, Inc. *	5,281	1,162,612
Euronet Worldwide, Inc. *	5,050	512,525
Globant SA *	11,350	2,701,073
HubSpot, Inc. *	3,175	1,843,214
nCino, Inc. *	15,975	537,239
Paycom Software, Inc.	6,225	1,286,832
PTC, Inc. *	17,600	3,079,296

		14,375,549

Transportation - 6.0%
Alaska Air Group, Inc. *	17,675	690,562
Golar LNG, Ltd.	68,100	1,565,619
Knight-Swift Transportation Holdings, Inc.	18,725	1,079,496
Marten Transport, Ltd.	48,000	1,007,040
TFI International, Inc.	16,525	2,247,070

		6,589,787

Utilities - 0.5%
Chesapeake Utilities Corp.	4,925	520,228

Total Common Stocks (cost: $62,513,679)		106,822,338

Short-Term Securities - 2.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 5.29% (cost $2,134,515)	2,134,515	2,134,515

Total Investments in Securities - 99.8% (cost $64,648,194)		108,956,853

Other Assets and Liabilities, net - 0.2%		241,684

Net Assets - 100.0%		$109,198,537

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

DECEMBER 31, 2023	37

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit Small Cap Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	106,822,338	—	—	106,822,338
Short-Term Securities	2,134,515	—	—	2,134,515
Total:	108,956,853	—	—	108,956,853

**	For equity securities categorized in a single level, refer to the detail above for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

[This page is intentionally left blank.]

DECEMBER 31, 2023	39

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit International Growth Fund posted a return of +5.24% for the 6-month period ended December 31, 2023, underperforming the MSCI EAFE Index return of +5.88%.

Factors that Influenced the Fund’s Performance

The Fund underperformed its benchmark during the 6-month period due to weak economic growth in the euro area, China’s slower-than-expected economic recovery, elevated inflation, high interest rates, and geopolitical tensions. Contributing to underperformance were the Fund’s holdings in pharmaceuticals biotechnology & life sciences sector, where it owned Lonza Group AG and AstraZeneca plc and did not own Novo Nordisk, and materials, where it owned LG Chem. The Fund’s large underweight in banks also detracted from returns. Conversely, performance was helped by exposure to the software & services, financial services, and semiconductors & semiconductor equipment sectors, including positions in Atlassian, Globant SA, Partners Group, and Broadcom. Geographically, holdings in the United Kingdom and Japan detracted from performance, whereas those in Euroland, Latin America, and North America added to returns.

Outlook and Positioning

The U.S. economy enters 2024 on a solid footing, as supply chains have largely normalized, labor markets are becoming less tight, inflation continues to recede, and consumer spending remains resilient. Moreover, global central banks are shifting toward coordinated monetary loosening on declining inflation risks and heightened recession worries. Euro area growth expectations remain subdued amidst geopolitical tensions and a sluggish economic environment, yet there is room for optimism as real wages return to growth, consumer excess savings remain elevated, and diminishing inflation fuels the prospect of lower rates. In Japan, we project real GDP growth will moderate to +1.0% in 2024 from +1.8% in 2023, as the services recovery that sustained growth since early 2022 has run its course. As for China, we expect the post-pandemic decelerating trend there to continue into 2024, with real GDP growing +4.5% to +5.0%, as the economy is still undergoing structural rebalancing. China’s key growth driver, consumption, will moderate as the reopening effects fade, and investment growth will likely remain stable or slightly improve, partially reflecting policy support. Emerging Markets ex-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. It is not possible to invest directly in an index. This is the Fund’s primary index.

China growth has recovered on strong domestic demand and manufacturing cycle recovery. Yet, EM inflation remains elevated because of higher services and food costs. Regarding strategy, as Europe’s economic environment gradually improves and interest rates come down, early cyclicals look attractive, and we expect improved conditions for long-duration, pure growth, and small cap stocks, supported by expectations that lower rates will support higher valuations. We continue to underweight Japanese equities, as moderating real GDP growth and an uncertain monetary policy backdrop give us pause near-term, while structural challenges, such as an aging population and elevated public debt levels, keep us cautious longer term. Our Japan holdings have exposure to more dynamic overseas markets and defensive domestic consumption stocks. In China, we have adopted a barbell strategy of cyclical/secular growth and defensive stocks. We favor high-quality industries with improving fundamentals, such as life insurance, Macau gaming, internet names, consumer staples, healthcare, and utilities.

Roger J. Sit

Portfolio Manager

Information on this page is unaudited.

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2023
	Sit International Growth Fund	MSCI EAFE Index[1]

Six Month	5.24%	5.88%

One Year	19.96	18.24

Five Year	9.39	8.16

Ten Year	3.90	4.28

Since Inception (11/1/91)	4.28	5.35

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia Far East) is an unmanaged free float adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION-BY REGION

	Sit International Growth Fund	MSCI EAFE Index
Europe	63.7%	64.8%
Asia/Pacific	22.8	34.5
North America	10.6	—
Latin America	1.8	—
Africa/Middle East	—	0.7
Cash & Other Net Assets	1.1	—

Based on net assets as of December 31, 2023.

PORTFOLIO SUMMARY

Net Asset Value 12/31/23:	$21.25 Per Share

Net Asset Value 6/30/23:	$20.62 Per Share

Net Assets:	$27.3 Million

Weighted Average Market Cap:	$106.9 Billion

TOP 10 HOLDINGS

 1.  Broadcom, Inc.

 2.  Schneider Electric SE

 3.  Shell, PLC, ADR

 4.  ASML Holding NV

 5.  BAE Systems, PLC

 6.  Partners Group Holding AG

 7.  AstraZeneca, PLC, ADR

 8.  London Stock Exchange Group, PLC

 9.  Iberdrola SA

10.  Allianz SE

Based on net assets as of December 31, 2023.

SECTOR ALLOCATION

Based on net assets as of December 31, 2023.

Information on this page is unaudited.

DECEMBER 31, 2023	41

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit International Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.3%

Asia - 22.2%

Australia - 6.1%
Atlassian Corp. *	1,825	434,094
BHP Group, Ltd., ADR	4,200	286,902
Lynas Rare Earths, Ltd. *	46,625	227,492
Macquarie Group, Ltd.	2,225	278,425
Rio Tinto, PLC, ADR	4,400	327,624
Westpac Banking Corp.	4,425	69,053
Woodside Energy Group, Ltd., ADR	1,517	31,994

		1,655,584

China/Hong Kong - 2.8%
AIA Group, Ltd.	32,200	280,619
Baidu, Inc., ADR *	1,075	128,022
Budweiser Brewing Co. APAC, Ltd. [4]	45,100	84,442
ENN Energy Holdings, Ltd.	18,400	135,493
Ping An Insurance Group Co. of China, Ltd.	33,500	151,658

		780,234

Japan - 8.3%
Astellas Pharma, Inc.	17,700	211,647
Keyence Corp.	1,000	440,567
Recruit Holdings Co., Ltd.	11,200	473,657
Shiseido Co., Ltd.	4,100	123,639
Sony Group Corp., ADR	6,300	596,547
Terumo Corp.	13,100	429,420

		2,275,477

Singapore - 2.6%
DBS Group Holdings, Ltd.	15,600	394,920
Singapore Technologies Engineering, Ltd.	104,800	308,901

		703,821

South Korea - 2.4%
LG Chem, Ltd.	975	377,766
Samsung Electronics Co., Ltd., GDR	185	277,130

		654,896

Europe - 63.7%

Denmark - 0.8%
Novo Nordisk A/S, ADR	2,125	219,831

France - 9.8%
AXA SA	11,750	382,527
Dassault Systemes SE	11,700	571,349
Elis SA	8,125	169,435
Forvia SE *	7,166	161,541
Safran SA	2,925	514,905
Schneider Electric SE	4,400	882,974

		2,682,731

Germany - 7.4%
Allianz SE	2,250	600,977
Deutsche Post AG	6,550	324,341
Infineon Technologies AG	4,100	171,090
Muenchener Rueckversicherungs AG	800	331,273
Siemens AG	3,100	581,508

		2,009,189

Name of Issuer	Quantity	Fair Value ($)

Ireland - 4.0%
Accenture, PLC	550	193,001
Aptiv, PLC *	1,225	109,907
CRH, PLC	4,800	331,968
Linde, PLC	500	205,355
STERIS, PLC	1,175	258,324

		1,098,555

Netherlands - 4.6%
Adyen NV *, [4]	84	108,181
ASML Holding NV	1,025	775,843
Stellantis NV	16,375	381,865

		1,265,889

Spain - 2.9%
Cellnex Telecom SA [4]	5,200	204,708
Iberdrola SA	45,900	601,468

		806,176

Sweden - 1.1%
Evolution AB, ADR	1,000	119,410
Hexagon AB	16,200	194,267

		313,677

Switzerland - 10.0%
Logitech International SA	2,325	221,015
Lonza Group AG	590	248,122
Nestle SA	3,600	417,378
Novartis AG	1,325	133,705
On Holding AG *	8,625	232,616
Partners Group Holding AG	490	706,700
Roche Holding AG	875	254,370
TE Connectivity, Ltd.	1,100	154,550
Zurich Insurance Group AG	680	355,422

		2,723,878

United Kingdom - 23.1%
Ashtead Group, PLC	3,075	214,086
AstraZeneca, PLC, ADR	10,125	681,919
BAE Systems, PLC	52,600	744,552
Coca-Cola Europacific Partners, PLC	5,400	360,396
Compass Group, PLC	10,625	290,636
Dechra Pharmaceuticals, PLC	6,300	309,809
Diageo, PLC, ADR	1,840	268,014
Entain, PLC	20,350	257,887
Glencore, PLC, ADR	14,500	173,710
London Stock Exchange Group, PLC	5,100	602,876
Man Group, PLC	93,600	277,509
Reckitt Benckiser Group, PLC	3,100	214,167
RELX, PLC	12,275	485,396
Rentokil Initial, PLC	47,250	265,482
Shell, PLC, ADR	12,250	806,050
Smith & Nephew, PLC	25,250	347,114

		6,299,603

Latin America - 1.8%

Argentina - 1.8%
Globant SA *	2,050	487,859

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

North America - 10.6%

Canada - 4.6%
Alimentation Couche-Tard, Inc.	7,400	435,774
Colliers International Group, Inc.	1,600	202,432
Lululemon Athletica, Inc. *	400	204,516
Waste Connections, Inc.	2,750	410,492

		1,253,214

United States - 6.0%
Broadcom, Inc.	1,025	1,144,156
Euronet Worldwide, Inc. *	1,375	139,549
Mondelez International, Inc.	4,800	347,664

		1,631,369

Total Common Stocks (cost: $17,899,442)		26,861,983

Investment Companies 0.6%
iShares MSCI India ETF (cost $95,523)	3,200	156,192

Short-Term Securities - 0.8%
Fidelity Inst. Money Mkt. Gvt. Fund, 5.29% (cost $211,633)	211,633	211,633

Total Investments in Securities - 99.7% (cost $18,206,598)		27,229,808

Other Assets and Liabilities, net - 0.3%		94,918

Net Assets - 100.0%		$27,324,726

*	Non-income producing security.

[4]

144A Restricted Security. The total value of such securities as of December 31, 2023 was $397,331 and represented 1.5% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

DECEMBER 31, 2023	43

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Argentina	487,859	—	—	487,859
Australia	1,655,584	—	—	1,655,584
Canada	1,253,214	—	—	1,253,214
China/Hong Kong	780,234	—	—	780,234
Denmark	219,831	—	—	219,831
France	2,682,731	—	—	2,682,731
Germany	2,009,189	—	—	2,009,189
Ireland	1,098,555	—	—	1,098,555
Japan	2,275,477	—	—	2,275,477
Netherlands	1,265,889	—	—	1,265,889
Singapore	703,821	—	—	703,821
South Korea	654,896	—	—	654,896
Spain	806,176	—	—	806,176
Sweden	313,677	—	—	313,677
Switzerland	2,723,878	—	—	2,723,878
United Kingdom	6,299,603	—	—	6,299,603
United States	1,631,369	—	—	1,631,369
Investment Companies	156,192	—	—	156,192
Short-Term Securities	211,633	—	—	211,633
Total:	27,229,808	—	—	27,229,808

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

[This page is intentionally left blank.]

DECEMBER 31, 2023	45

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit Developing Markets Growth Fund returned +0.38% during the 6-month period ended December 31, 2023, compared to the MSCI Emerging Markets Index return of +3.46%.

Factors that Influenced the Fund’s Performance

The Fund underperformed its benchmark on China’s slower-than-expected economic recovery, elevated inflation, high interest rates, and geopolitical tensions. Contributing to underperformance during the 6-month period were the Fund’s stock selection in the utilities, consumer discretionary distribution & retail, and food beverage & tobacco sectors, including holdings of ENN Energy Holdings, China Mengniu Dairy, and Budweiser Brewing. On the positive side, sectors that helped performance were semiconductors & semiconductor equipment and software & services, where the Fund held Broadcom, Globant SA, and Atlassian. Geographically, stock selection in the Asia/Pacific Ex Japan region hurt performance the most, while the underweight in Africa/Mideast also detracted from returns. Conversely, holdings in Latin America and North America helped performance.

Outlook and Positioning

We forecast emerging market GDP growth of +4.0% in 2024, driven by strong India economic growth, expected interest rate cuts, and China’s continued economic expansion. India’s GDP should grow about +7.0% in fiscal year 2024 on resilient domestic demand and investment. Additionally, we anticipate better economic growth for Mexico and Brazil, fueled by domestic consumption and industrial activity. Emerging markets’ inflation has peaked, due to lower oil/commodity prices and supply chain improvements. However, elevated inflation from higher services and food costs is delaying interest rate cuts. Still, we foresee inflation continuing to subside as global supply chains improve, leading to renewed interest rate cuts. Brazil’s central bank has cut interest rates -200 basis points to 11.75%, as inflation fell to +4.62% in December 2023. China’s economic recovery was bumpy and uneven in 2023, and we anticipate the post-pandemic decelerating trend to continue into 2024. China’s economy is still undergoing structural rebalancing away from a property-driven and debt-driven GDP growth. We forecast China will grow +4.5% to +5.0% in 2024, led by consumption, investment, accommodative monetary policy, and a more prominent role of fiscal policy.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

We are optimistic the macro recovery will regain momentum and for an improvement in U.S./China relations. Emerging Markets Ex-China growth has recovered on strong domestic demand and manufacturing cycle recovery. Yet, EM inflation remains elevated because of higher services and food costs. Regarding strategy, we remain positive on equities in China, South Korea, Singapore, India, Mexico, and Brazil on improving economic and earnings outlooks. In China, we have adopted a barbell strategy of cyclical/secular growth and defensive stocks. We favor high-quality industries with improving fundamentals, like life insurance, Macau gaming, and some internet names, balanced with defensive exposure in consumer staples, healthcare, and utilities. Our preferred sectors in EM are financials, e-commerce, gaming, consumer staples, industrials, renewable energy, technology, and basic materials.

Roger J. Sit	Raymond E. Sit
Portfolio Managers

Information on this page is unaudited.

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2023

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index[1]
Six Month	0.38%	3.46%
One Year	7.33	7.04
Five Year	3.62	1.17
Ten Year	1.60	0.21
Since Inception (7/1/94)	3.64	2.60

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

FUND DIVERSIFICATION BY- REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia/Pacific	70.4%	77.8%
Latin America	9.4	9.5
North America	9.3	—
Africa/Middle East	8.7	10.2
Europe	1.2	2.5
Cash & Other Net Assets	1.0	—

Based on net assets as of December 31, 2023.

PORTFOLIO SUMMARY

Net Asset Value 12/31/23:	$15.79 Per Share
Net Asset Value 6/30/23:	$16.06 Per Share
Net Assets:	$9.6 Million
Weighted Average Market Cap:	$137.7 Billion

TOP 10 HOLDINGS

  1.  Taiwan Semiconductor Co.

  2.  Samsung Electronics Co., Ltd.

  3.  Broadcom, Inc.

  4.  iShares MSCI India ETF

  5.  DBS Group Holdings, Ltd.

  6.  HDFC Bank, Ltd., ADR

  7.  Southern Copper Corp.

  8.  Tencent Holdings, Ltd.

  9.  Bid Corp., Ltd.

 10.  Globant SA

Based on net assets as of December 31, 2023.

SECTOR ALLOCATION

Based on net assets as of December 31, 2023.

Information on this page is unaudited.

DECEMBER 31, 2023	47

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2023

Sit Developing Markets Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 94.0%

Africa/Middle East - 8.7%

Israel - 2.2%
NICE, Ltd., ADR *	1,050	209,486

South Africa - 6.5%
Bid Corp., Ltd.	13,200	307,874
Bidvest Group, Ltd.	5,525	76,201
Naspers, Ltd.	1,425	243,673

		627,748

Asia - 65.4%

Australia - 3.0%
Atlassian Corp. *	450	107,037
Rio Tinto, PLC, ADR	2,475	184,289

		291,326

China/Hong Kong - 24.6%
AIA Group, Ltd.	21,400	186,498
Alibaba Group Holding, Ltd., ADR	2,700	209,277
Baidu, Inc., ADR *	1,100	130,999
Budweiser Brewing Co. APAC, Ltd. [4]	46,000	86,127
China International Capital Corp., Ltd. [4]	58,400	85,710
China Mengniu Dairy Co., Ltd.	43,000	115,643
China Petroleum & Chemical Corp.	140,000	73,330
CSPC Pharmaceutical Group, Ltd.	192,400	178,885
ENN Energy Holdings, Ltd.	19,800	145,803
GDS Holdings, Ltd., ADR *	1,000	9,120
Hong Kong Exchanges & Clearing, Ltd.	5,100	175,040
JD.com, Inc., ADR	1,700	49,113
Jiumaojiu International Holdings, Ltd. [4]	9,000	7,031
LK Technology Holdings, Ltd.	72,500	46,795
Meituan *, [4]	6,820	71,532
Ping An Insurance Group Co. of China, Ltd.	19,900	90,090
Sands China, Ltd. *	42,400	124,075
Sinopharm Group Co., Ltd.	44,900	117,590
Tencent Holdings, Ltd.	8,200	308,320
Trip.com Group, Ltd., ADR *	4,450	160,245

		2,371,223

India - 3.7%
HDFC Bank, Ltd., ADR	5,350	359,039

Indonesia - 1.9%
Astra International Tbk PT	176,000	64,584
XL Axiata Tbk PT	948,800	123,245

		187,829

Singapore - 7.0%
DBS Group Holdings, Ltd.	14,500	367,073
Flex, Ltd. *	4,000	121,840
Sea, Ltd, ADR *	1,225	49,613
Singapore Technologies Engineering, Ltd.	44,000	129,691

		668,217

South Korea - 12.4%
LG Chem, Ltd.	575	222,785
NAVER Corp. *	450	78,267
Samsung Electronics Co., Ltd.	10,925	665,900

Name of Issuer	Quantity	Fair Value ($)

Shinhan Financial Group Co., Ltd.	7,200	224,458

		1,191,410

Taiwan - 11.1%
Cathay Financial Holding Co., Ltd.	88,784	132,349
Hon Hai Precision Industry Co., Ltd., GDR	23,700	161,634
Taiwan Semiconductor Co.	37,482	724,225
Taiwan Semiconductor Co., ADR	460	47,840

		1,066,048

Thailand - 1.7%
Bangkok Bank PCL	36,500	167,355

Europe - 1.2%

Netherlands - 1.2%
Prosus NV	3,705	110,372

Latin America - 9.4%

Argentina - 2.9%
Globant SA *	1,175	279,626

Brazil - 2.0%
Ambev SA, ADR	21,575	60,410
Banco Bradesco SA	30,350	106,778
Lojas Renner SA	8,130	29,155

		196,343

Chile - 1.0%
Banco Santander Chile, ADR	4,700	91,603

Peru - 3.5%
Southern Copper Corp.	3,900	335,673

North America - 9.3%

Mexico - 3.0%
Fomento Economico Mexicano, ADR	1,575	205,301
Grupo Bimbo SAB de CV	16,000	80,900

		286,201

United States - 6.3%
Broadcom, Inc.	470	524,638
Skyworks Solutions, Inc.	775	87,125

		611,763

Total Common Stocks (cost: $7,090,495)		9,051,262

Investment Companies 5.0%
iShares MSCI India ETF (cost $293,382)	9,750	475,898

Short-Term Securities - 0.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 5.29% (cost $90,137)	90,137	90,137

Total Investments in Securities - 99.9% (cost $7,474,014)		9,617,297

Other Assets and Liabilities, net - 0.1%		14,165

Net Assets - 100.0%		$9,631,462

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

*	Non-income producing security.
[4]

144A Restricted Security. The total value of such securities as of December 31, 2023 was $250,400 and represented 2.6% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2023 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Prices ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	279,626	—	—	279,626
Australia	291,326	—	—	291,326
Brazil	196,343	—	—	196,343
Chile	91,603	—	—	91,603
China/Hong Kong	2,371,223	—	—	2,371,223
India	359,039	—	—	359,039
Indonesia	187,829	—	—	187,829
Israel	209,486	—	—	209,486
Mexico	286,201	—	—	286,201
Netherlands	110,372	—	—	110,372
Peru	335,673	—	—	335,673
Singapore	668,217	—	—	668,217
South Africa	627,748	—	—	627,748
South Korea	1,191,410	—	—	1,191,410
Taiwan	1,066,048	—	—	1,066,048
Thailand	167,355	—	—	167,355
United States	611,763	—	—	611,763
Investment Companies	475,898	—	—	475,898
Short-Term Securities	90,137	—	—	90,137
Total:	9,617,297	—	—	9,617,297

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2023	49

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2023

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$38,177,053	$169,796,753	$24,866,707

Investments in securities, at fair value - see accompanying schedule for detail	$55,617,548	$225,097,360	$48,204,345
Cash in bank on demand deposit	383	—	8
Accrued interest and dividends receivable	162,504	253,434	103,449
Receivable for investment securities sold	104,425	368,514	—
Receivable for Fund shares sold	96,594	19,936	2,233

Total assets	55,981,454	225,739,244	48,310,035

LIABILITIES
Payable for investment securities purchased	—	—	—
Payable for Fund shares redeemed	9,736	21,534	1,381
Accrued investment management fees and advisory fees	34,110	123,352	37,083
Accrued Rule 12b-1 fees (Class S)	—	4,126	815

Total liabilities	43,846	149,012	39,279

Net assets applicable to outstanding capital stock	$55,937,608	$225,590,232	$48,270,756

Net assets consist of:
Capital (par value and paid-in surplus)	$38,936,903	$168,318,528	$24,800,838
Total distributable earnings (loss), including unrealized appreciation (depreciation)	17,000,705	57,271,704	23,469,918

	$55,937,608	$225,590,232	$48,270,756

Outstanding shares:
Common Shares (Class I)*	1,814,336	13,714,594	1,805,416

Common Shares (Class S)*	—	1,436,161	172,152

Net assets applicable to outstanding shares:
Common Shares (Class I)*	$55,937,608	$204,339,448	$44,071,975

Common Shares (Class S)*	—	21,250,784	4,198,781

Net asset value per share of outstanding capital stock:
Common Shares (Class I)*	$30.83	$14.90	$24.41

Common Shares (Class S)*	—	14.80	24.39

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$57,957,685	$5,636,370	$90,809,594	$16,428,542	$64,648,194	$18,206,598	$7,474,014

$176,456,580	$9,766,241	$193,453,427	$22,619,126	$108,956,853	$27,229,808	$9,617,297
—	2	—	—	—	168	1
54,156	20,271	79,584	37,655	103,668	111,746	20,043
362,875	—	725,751	—	494,711	—	—
33,886	—	4,038	2,302	5,443	1,539	1,723

176,907,497	9,786,514	194,262,800	22,659,083	109,560,675	27,343,261	9,639,064

—	—	—	47,489	237,444	—	—
73,955	—	4,476	—	372	738	618
137,595	7,593	185,663	15,436	124,322	17,797	6,984
—	892	—	999	—	—	—

211,550	8,485	190,139	63,924	362,138	18,535	7,602

$176,695,947	$9,778,029	$194,072,661	$22,595,159	$109,198,537	$27,324,726	$9,631,462

$57,075,874	$5,736,142	$90,174,110	$16,270,768	$63,126,992	$18,252,162	$7,451,651

119,620,073	4,041,887	103,898,551	6,324,391	46,071,545	9,072,564	2,179,811

$176,695,947	$9,778,029	$194,072,661	$22,595,159	$109,198,537	$27,324,726	$9,631,462

2,796,798	279,638	9,003,209	1,153,834	1,809,590	1,285,862	610,019

—	248,688	—	355,891	—	—	—

$176,695,947	$5,197,105	$194,072,661	$17,270,116	$109,198,537	$27,324,726	$9,631,462

—	4,580,924	—	5,325,043	—	—	—

$63.18	$18.59	$21.56	$14.97	$60.34	$21.25	$15.79

—	18.42	—	14.96	—	—	—

DECEMBER 31, 2023	51

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2023

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$218,884	$2,293,739	$392,024
Interest	385,930	33,974	19,055

Total income	604,814	2,327,713	411,079

Expenses (note 4):
Investment management and advisory service fee	250,617	1,105,925	288,092
12b-1 fees (Class S)	—	25,533	4,887

Total expenses	250,617	1,131,458	292,979

Less fees and expenses waived by investment adviser	(50,123)	(331,777)	(57,618)

Total net expenses	200,494	799,681	235,361

Net investment income (loss)	404,320	1,528,032	175,718

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	(106,369)	5,511,205	801,910
Net realized gain (loss) on foreign currency transactions	—	—	1,156

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,905,652	6,137,233	2,687,537

Net gain (loss)	3,799,283	11,648,438	3,490,603

Net increase (decrease) in net assets resulting from operations	$4,203,603	$13,176,470	$3,666,321

* Foreign taxes withheld on dividends received	—	$666	$5,492

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

			Sit			Sit
Sit	Sit	Sit	Small Cap	Sit	Sit	Developing
Large Cap	ESG	Mid Cap	Dividend	Small Cap	International	Markets
Growth	Growth	Growth	Growth	Growth	Growth	Growth
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$727,844	$64,419	$826,795	$206,730	$585,579	$188,015	$91,899
32,721	6,239	57,738	10,175	26,626	6,730	6,266

760,565	70,658	884,533	216,905	612,205	194,745	98,165

814,451	56,736	1,115,686	130,278	774,132	190,704	94,970
—	5,324	—	6,029	—	—	—

814,451	62,060	1,115,686	136,307	774,132	190,704	94,970

—	(11,347)	—	(36,478)	—	(82,638)	(49,859)

814,451	50,713	1,115,686	99,829	774,132	108,066	45,111

(53,886)	19,945	(231,153)	117,076	(161,927)	86,679	53,054

1,175,066	32,626	3,029,253	167,927	3,803,053	141,446	58,556
—	(72)	—	—	—	611	74

15,681,230	579,878	11,372,463	853,101	(304,248)	1,106,784	(107,615)

16,856,296	612,432	14,401,716	1,021,028	3,498,805	1,248,841	(48,985)

$16,802,410	$632,377	$14,170,563	$1,138,104	$3,336,878	$1,335,520	$4,069

—	$1,415	$3,159	$602	$3,244	$8,230	$10,373

DECEMBER 31, 2023	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended	Year	Six Months Ended	Year
	December 31, 2023	Ended	December 31, 2023	Ended
	(Unaudited)	June 30, 2023	(Unaudited)	June 30, 2023

Operations:
Net investment income (loss)	$404,320	$665,714	$1,528,032	$3,156,391
Net realized gain (loss) on investments and foreign currency transactions	(106,369)	(296,792)	5,511,205	8,612,443
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	3,905,652	5,025,324	6,137,233	18,864,045

Net increase (decrease) in net assets resulting from operations	4,203,603	5,394,246	13,176,470	30,632,879

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(564,003)	(2,221,064)	(8,679,165)	(21,774,304)
Common shares (Class S)	—	—	(856,756)	(2,372,811)

Total distributions	(564,003)	(2,221,064)	(9,535,921)	(24,147,115)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I)	5,553,424	3,894,958	5,413,702	16,884,847
Common Shares (Class S)	—	—	1,038,745	1,073,831
Reinvested distributions
Common Shares (Class I)	516,165	2,174,246	7,988,200	20,490,706
Common Shares (Class S)	—	—	843,299	2,366,839
Payments for shares redeemed
Common Shares (Class I)	(3,223,442)	(7,916,953)	(22,199,296)	(24,480,723)
Common Shares (Class S)	—	—	(2,289,573)	(4,592,175)

Increase (decrease) in net assets from capital transactions	2,846,147	(1,847,749)	(9,204,923)	11,743,325

Total increase (decrease) in net assets	6,485,747	1,325,433	(5,564,374)	18,229,089

Net assets:
Beginning of period	49,451,861	48,126,428	231,154,606	212,925,517

End of period	$55,937,608	$49,451,861	$225,590,232	$231,154,606

Capital transactions in shares:
Sold
Common Shares (Class I)	188,725	141,588	371,391	1,190,785
Common Shares (Class S)	—	—	72,840	74,506
Reinvested distributions
Common Shares (Class I)	17,752	83,352	543,665	1,492,898
Common Shares (Class S)	—	—	57,741	173,605
Redeemed
Common Shares (Class I)	(111,769)	(296,842)	(1,532,953)	(1,717,513)
Common Shares (Class S)	—	—	(159,652)	(326,696)

Net increase (decrease)	94,708	(71,902)	(646,968)	887,585

See accompanying notes to financial statements.

54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund
Six Months Ended	Year	Six Months Ended	Year	Six Months Ended	Year
December 31, 2023	Ended	December 31, 2023	Ended	December 31, 2023	Ended
(Unaudited)	June 30, 2023	(Unaudited)	June 30, 2023	(Unaudited)	June 30, 2023

$175,718	$490,399	($53,886)	$148,920	$19,945	$61,364
803,066	(553,795)	1,175,066	3,554,651	32,554	(122,024)

2,687,537	6,762,490	15,681,230	29,320,184	579,878	1,653,170

3,666,321	6,699,094	16,802,410	33,023,755	632,377	1,592,510

(369,812)	(446,552)	(3,193,469)	(4,952,920)	(39,839)	(120,779)
(27,192)	(31,454)	—	—	(25,161)	(116,450)

(397,004)	(478,006)	(3,193,469)	(4,952,920)	(65,000)	(237,229)

861,759	1,615,055	2,599,521	3,760,728	82,517	347,403
148,596	300,231	—	—	17,926	125,749

344,465	417,990	2,846,419	4,756,966	7,307	120,779
26,221	31,454	—	—	3,159	116,450

(4,010,736)	(915,118)	(5,131,433)	(10,251,212)	(56,105)	(55,305)
(296,346)	(190,973)	—	—	(16,310)	(155,989)

(2,926,041)	1,258,639	314,507	(1,733,518)	38,494	499,087

343,276	7,479,727	13,923,448	26,337,317	605,871	1,854,368

47,927,480	40,447,753	162,772,499	136,435,182	9,172,158	7,317,790

$48,270,756	$47,927,480	$176,695,947	$162,772,499	$9,778,029	$9,172,158

36,253	79,480	43,389	71,837	4,540	21,896
6,365	13,785	—	—	1,013	7,983

15,251	21,219	45,579	100,912	398	8,057
1,168	1,602	—	—	174	7,836

(175,785)	(45,193)	(86,035)	(204,325)	(3,256)	(3,587)
(13,005)	(9,514)	—	—	(918)	(10,041)

(129,753)	61,379	2,933	(31,576)	1,951	32,144

DECEMBER 31, 2023	55

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Mid Cap Growth Fund		Sit Small Cap Dividend Growth Fund
	Six Months Ended	Year	Six Months Ended	Year
	December 31, 2023	Ended	December 31, 2023	Ended
	(Unaudited)	June 30, 2023	(Unaudited)	June 30, 2023

Operations:
Net investment income (loss)	($231,153)	($55,293)	$117,076	$270,497
Net realized gain (loss) on investments and foreign currency transactions	3,029,253	818,612	167,927	205,652
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	11,372,463	33,871,734	853,101	2,493,454

Net increase (decrease) in net assets resulting from operations	14,170,563	34,635,053	1,138,104	2,969,603

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(903,590)	(5,106,424)	(145,188)	(619,836)
Common shares (Class S)	—	—	(34,813)	(182,623)

Total distributions	(903,590)	(5,106,424)	(180,001)	(802,459)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I)	534,987	1,684,465	416,035	698,064
Common Shares (Class S)	—	—	152,774	169,792
Reinvested distributions
Common Shares (Class I)	691,910	4,614,072	128,987	576,207
Common Shares (Class S)	—	—	25,079	177,090
Payments for shares redeemed
Common Shares (Class I)	(5,641,688)	(15,036,435)	(509,126)	(634,237)
Common Shares (Class S)	—	—	(49,648)	(213,821)

Increase (decrease) in net assets from capital transactions	(4,414,791)	(8,737,898)	164,101	773,095

Total increase (decrease) in net assets	8,852,182	20,790,731	1,122,204	2,940,239

Net assets:
Beginning of period	185,220,479	164,429,748	21,472,955	18,532,716

End of period	$194,072,661	$185,220,479	$22,595,159	$21,472,955

Capital transactions in shares:
Sold
Common Shares (Class I)	26,795	89,278	29,414	50,029
Common Shares (Class S)	—	—	10,283	12,109
Reinvested distributions
Common Shares (Class I)	32,606	256,911	9,074	44,217
Common Shares (Class S)	—	—	1,780	13,592
Redeemed
Common Shares (Class I)	(282,675)	(813,255)	(38,075)	(46,458)
Common Shares (Class S)	—	—	(3,394)	(15,223)

Net increase (decrease)	(223,274)	(467,066)	9,082	58,266

See accompanying notes to financial statements.

56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Six Months Ended	Year	Six Months Ended	Year	Six Months Ended	Year
December 31, 2023	Ended	December 31, 2023	Ended	December 31, 2023	Ended
(Unaudited)	June 30, 2023	(Unaudited)	June 30, 2023	(Unaudited)	June 30, 2023

($161,927)	($248,567)	$86,679	$363,272	$53,054	$139,410
3,803,053	2,436,365	142,057	325,687	58,630	34,339

(304,248)	14,084,650	1,106,784	3,397,851	(107,615)	419,970

3,336,878	16,272,448	1,335,520	4,086,810	4,069	593,719

(3,306,617)	(1,688,086)	(557,510)	(453,404)	(193,142)	(222,145)
—	—	—	—	—	—

(3,306,617)	(1,688,086)	(557,510)	(453,404)	(193,142)	(222,145)

1,363,907	1,523,686	167,313	1,165,079	101,697	998,232
—	—	—	—	—	—
2,854,962	1,564,134	417,004	420,136	174,028	216,826
—	—	—	—	—	—
(4,874,744)	(6,292,024)	(661,161)	(1,048,990)	(553,041)	(888,402)
—	—	—	—	—	—

(655,875)	(3,204,204)	(76,844)	536,225	(277,316)	326,656

(625,614)	11,380,158	701,166	4,169,631	(466,389)	698,230

109,824,151	98,443,993	26,623,560	22,453,929	10,097,851	9,399,621

$109,198,537	$109,824,151	$27,324,726	$26,623,560	$9,631,462	$10,097,851

22,850	26,818	8,152	60,251	6,625	63,927
—	—	—	—	—	—
48,055	29,138	20,068	22,996	11,375	14,484
—	—	—	—	—	—
(82,857)	(112,711)	(33,705)	(54,715)	(36,786)	(57,576)
—	—	—	—	—	—

(11,952)	(56,755)	(5,485)	28,532	(18,786)	20,835

DECEMBER 31, 2023	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$28.76	$26.86	$32.85	$26.37	$25.06	$23.76

Operations:
Net investment income [1]	0.23	0.38	0.23	0.22	0.25	0.32
Net realized and unrealized gains (losses)	2.16	2.84	(4.86)	6.71	2.64	1.52

Total from operations	2.39	3.22	(4.63)	6.93	2.89	1.84
Distributions to Shareholders:
From net investment income	(0.32)	(0.36)	(0.22)	(0.20)	(0.27)	(0.31)
From net realized gains	—	(0.96)	(1.14)	(0.25)	(1.31)	(0.23)

Total distributions	(0.32)	(1.32)	(1.36)	(0.45)	(1.58)	(0.54)
Net Asset Value
End of period	$30.83	$28.76	$26.86	$32.85	$26.37	$25.06

Total investment return [2]	8.39%	12.53%	(14.87%)	26.48%	11.91%	7.98%

Net assets at end of period (000’s omitted)	$55,938	$49,452	$48,126	$66,243	$46,658	$34,465

Ratios: [3]
Expenses (without waiver)	1.00%[4]	1.00%[4]	1.00%[4]	1.00%	1.00%	1.00%
Expenses (with waiver)	0.80%[4]	0.80%[4]	0.91%[4]	—	—	—
Net investment income (without waiver)	1.41%	1.22%	0.62%	0.74%	0.99%	1.33%
Net investment income (with waiver)	1.61%	1.42%	0.71%	—	—	—

Portfolio turnover rate (excluding short-term securities)	17.84%[5]	39.71%	39.92%	38.30%	58.63%	50.45%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[5]	Not annualized.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$14.64	$14.29	$17.37	$13.48	$14.45	$16.69

Operations:
Net investment income [1]	0.10	0.21	0.24	0.21	0.22	0.38
Net realized and unrealized gains (losses)	0.80	1.78	(1.19)	4.75	0.64	0.55

Total from operations	0.90	1.99	(0.95)	4.96	0.86	0.93
Redemption fee	—	— [2]	— [2]	— [2]	— [2]	— [2]
Distributions to Shareholders:
From net investment income	(0.16)	(0.20)	(0.24)	(0.21)	(0.24)	(0.40)
From net realized gains	(0.48)	(1.44)	(1.89)	(0.86)	(1.59)	(2.77)

Total distributions	(0.64)	(1.64)	(2.13)	(1.07)	(1.83)	(3.17)

Net Asset Value
End of period	$14.90	$14.64	$14.29	$17.37	$13.48	$14.45

Total investment return [3]	6.27%	14.76%	(7.27%)	38.13%	5.46%	8.37%

Net assets at end of period (000’s omitted)	$204,339	$209,856	$191,010	$207,378	$172,746	$214,204

Ratios: [4]
Expenses (without waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses (with waiver) [5]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (without waiver)	1.10%	1.15%	1.11%	1.08%	1.30%	2.04%
Net investment income (with waiver)	1.40%	1.45%	1.41%	1.38%	1.60%	2.34%

Portfolio turnover rate (excluding short-term securities)	21.49%[6]	51.49%	58.96%	42.93%	68.43%	51.52%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2023	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$14.54	$14.20	$17.27	$13.40	$14.37	$16.61

Operations:
Net investment income [1]	0.08	0.17	0.19	0.17	0.19	0.32
Net realized and unrealized gains (losses)	0.79	1.77	(1.17)	4.73	0.63	0.57

Total from operations	0.87	1.94	(0.98)	4.90	0.82	0.89

Redemption fee	— [2]	— [2]	—	— [2]	— [2]	— [2]

Distributions to Shareholders:
From net investment income	(0.13)	(0.16)	(0.20)	(0.17)	(0.20)	(0.36)
From net realized gains	(0.48)	(1.44)	(1.89)	(0.86)	(1.59)	(2.77)

Total distributions	(0.61)	(1.60)	(2.09)	(1.03)	(1.79)	(3.13)

Net Asset Value
End of period	$14.80	$14.54	$14.20	$17.27	$13.40	$14.37

Total investment return [3]	6.12%	14.47%	(7.50%)	37.87%	5.19%	8.12%

Net assets at end of period (000’s omitted)	$21,251	$21,299	$21,915	$31,295	$29,106	$39,729

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (without waiver)	0.86%	0.90%	0.85%	0.83%	1.05%	1.80%
Net investment income (with waiver)	1.16%	1.20%	1.15%	1.13%	1.35%	2.10%

Portfolio turnover rate (excluding short-term securities)	21.49%[6]	51.49%	58.96%	42.93%	68.43%	51.52%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$22.75	$19.77	$22.47	$16.87	$16.34	$15.24

Operations:
Net investment income [1]	0.09	0.24	0.21	0.20	0.22	0.28
Net realized and unrealized gains (losses)	1.77	2.98	(2.73)	5.59	0.57	1.10

Total from operations	1.86	3.22	(2.52)	5.79	0.79	1.38
Redemption fee	— [2]	—	—	—	— [2]	— [2]
Distributions to Shareholders:
From net investment income	(0.20)	(0.24)	(0.18)	(0.19)	(0.26)	(0.28)

Net Asset Value
End of period	$24.41	$22.75	$19.77	$22.47	$16.87	$16.34

Total investment return [3]	8.23%	16.46%	(11.31%)	34.61%	4.93%	9.18%

Net assets at end of period (000’s omitted)	$44,072	$43,893	$37,057	$41,461	$31,361	$30,823

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (without waiver)	0.53%	0.91%	0.66%	0.77%	1.11%	1.53%
Net investment income (with waiver)	0.78%	1.16%	0.91%	1.02%	1.36%	1.78%

Portfolio turnover rate (excluding short-term securities)	2.04%[6]	6.09%	4.64%	11.55%	22.15%	15.07%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2023	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$22.71	$19.74	$22.45	$16.85	$16.33	$15.22

Operations:
Net investment income [1]	0.06	0.19	0.15	0.15	0.18	0.24
Net realized and unrealized gains (losses)	1.78	2.96	(2.73)	5.60	0.56	1.11

Total from operations	1.84	3.15	(2.58)	5.75	0.74	1.35

Redemption fee	— [2]	—	—	— [2]	— [2]	—

Distributions to Shareholders:
From net investment income	(0.16)	(0.18)	(0.13)	(0.15)	(0.22)	(0.24)

Net Asset Value
End of period	$24.39	$22.71	$19.74	$22.45	$16.85	$16.33

Total investment return [3]	8.14%	16.13%	(11.58%)	34.32%	4.60%	8.98%

Net assets at end of period (000’s omitted)	$4,199	$4,034	$3,391	$4,093	$3,391	$3,241

Ratios: [4]
Expenses (without waiver) [5]	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (without waiver)	0.27%	0.66%	0.39%	0.52%	0.87%	1.28%
Net investment income (with waiver)	0.52%	0.91%	0.64%	0.77%	1.12%	1.53%

Portfolio turnover rate (excluding short-term securities)	2.04%[6]	6.09%	4.64%	11.55%	22.15%	15.07%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$58.26	$48.29	$63.04	$47.07	$42.53	$42.40

Operations:
Net investment income (loss) [1]	(0.02)	0.05	(0.09)	(0.06)	0.07	0.16
Net realized and unrealized gains (losses)	6.10	11.70	(10.74)	18.95	8.60	3.61

Total from operations	6.08	11.75	(10.83)	18.89	8.67	3.77

Redemption fee	— [2]	— [2]	—	— [2]	— [2]	— [2]

Distributions to Shareholders:
From net investment income	(0.04)	—	—	(0.02)	(0.12)	(0.15)
From net realized gains	(1.12)	(1.78)	(3.92)	(2.90)	(4.01)	(3.49)

Total distributions	(1.16)	(1.78)	(3.92)	(2.92)	(4.13)	(3.64)

Net Asset Value
End of period	$63.18	$58.26	$48.29	$63.04	$47.07	$42.53

Total investment return [3]	10.46%	25.20%	(18.78%)	41.12%	21.34%	10.54%

Net assets at end of period (000’s omitted)	$176,696	$162,772	$136,435	$177,096	$129,154	$116,581

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.07%)	0.10%	(0.15%)	(0.11%)	0.17%	0.39%

Portfolio turnover rate (excluding short-term securities)	2.93%[5]	2.96%	10.83%	9.75%	14.53%	16.02%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2023	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$17.51	$14.87	$18.17	$13.85	$13.21	$12.37

Operations:
Net investment income [1]	0.05	0.14	0.10	0.12	0.12	0.17
Net realized and unrealized gains (losses)	1.17	2.99	(3.13)	4.30	0.74	0.83

Total from operations	1.22	3.13	(3.03)	4.42	0.86	1.00

Redemption fee	—	—	—	— [2]	—	—

Distributions to Shareholders:
From net investment income	(0.14)	(0.10)	(0.08)	(0.10)	(0.17)	(0.16)
From net realized gains	—	(0.39)	(0.19)	—	(0.05)	—

Total distributions	(0.14)	(0.49)	(0.27)	(0.10)	(0.22)	(0.16)

Net Asset Value
End of period	$18.59	$17.51	$14.87	$18.17	$13.85	$13.21

Total investment return [3]	6.99%	21.57%	(16.97%)	31.97%	6.47%	8.30%

Net assets at end of period (000’s omitted)	$5,197	$4,866	$3,740	$4,841	$3,477	$3,387

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (without waiver)	0.31%	0.65%	0.30%	0.48%	0.63%	1.14%
Net investment income (with waiver)	0.56%	0.90%	0.55%	0.73%	0.88%	1.38%

Portfolio turnover rate (excluding short-term securities)	1.80%[6]	7.12%	9.23%	7.39%	25.28%	9.26%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$17.33	$14.74	$18.05	$13.78	$13.16	$12.34

Operations:
Net investment income [1]	0.03	0.10	0.05	0.08	0.08	0.14
Net realized and unrealized gains (losses)	1.16	2.96	(3.11)	4.27	0.74	0.83

Total from operations	1.19	3.06	(3.06)	4.35	0.82	0.97

Distributions to Shareholders:
From net investment income	(0.10)	(0.08)	(0.06)	(0.08)	(0.15)	(0.15)
From net realized gains	—	(0.39)	(0.19)	—	(0.05)	—

Total distributions	(0.10)	(0.47)	(0.25)	(0.08)	(0.20)	(0.15)

Net Asset Value
End of period	$18.42	$17.33	$14.74	$18.05	$13.78	$13.16

Total investment return [2]	6.88%	21.27%	(17.24%)	31.61%	6.22%	8.01%

Net assets at end of period (000’s omitted)	$4,581	$4,306	$3,577	$4,279	$3,158	$2,895

Ratios: [3]
Expenses (without waiver) [4]	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [4]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (without waiver)	0.06%	0.40%	0.05%	0.23%	0.38%	0.89%
Net investment income (with waiver)	0.31%	0.65%	0.30%	0.48%	0.63%	1.14%

Portfolio turnover rate (excluding short-term securities)	1.80%[5]	7.12%	9.23%	7.39%	25.28%	9.26%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[5]	Not annualized.

DECEMBER 31, 2023	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$20.07	$16.96	$25.41	$19.05	$18.84	$18.96

Operations:
Net investment loss [1]	(0.03)	(0.01)	(0.12)	(0.10)	(0.05)	(0.03)
Net realized and unrealized gains (losses)	1.62	3.67	(5.37)	7.44	1.64	1.79

Total from operations	1.59	3.66	(5.49)	7.34	1.59	1.76

Redemption fee [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	(0.10)	(0.55)	(2.96)	(0.98)	(1.38)	(1.88)

Net Asset Value
End of period	$21.56	$20.07	$16.96	$25.41	$19.05	$18.84

Total investment return [3]	7.88%	22.00%	(24.70%)	38.99%	8.75%	11.76%

Net assets at end of period (000’s omitted)	$194,073	$185,220	$164,430	$228,171	$172,744	$169,099

Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment loss	(0.26%)	(0.03%)	(0.52%)	(0.46%)	(0.27%)	(0.16%)

Portfolio turnover rate (excluding short-term securities)	3.27%[5]	7.00%	13.16%	19.54%	25.58%	27.70%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$14.31	$12.85	$16.73	$11.39	$11.89	$12.27

Operations:
Net investment income [1]	0.08	0.19	0.14	0.13	0.13	0.15
Net realized and unrealized gains (losses)	0.71	1.83	(2.61)	5.32	(0.49)	(0.25)

Total from operations	0.79	2.02	(2.47)	5.45	(0.36)	(0.10)

Redemption fee	—	—	— [2]	—	—	—

Distributions to Shareholders:
From net investment income	(0.13)	(0.19)	(0.14)	(0.11)	(0.14)	(0.15)
From net realized gains	—	(0.37)	(1.27)	—	—	(0.13)

Total distributions	(0.13)	(0.56)	(1.41)	(0.11)	(0.14)	(0.28)
Net Asset Value
End of period	$14.97	$14.31	$12.85	$16.73	$11.39	$11.89

Total investment return [3]	5.54%	16.20%	(16.30%)	48.13%	(3.05%)	(0.54%)

Net assets at end of period (000’s omitted)	$17,270	$16,508	$14,209	$17,114	$11,786	$12,559

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	0.90%	0.90%	0.95%	1.00%	1.00%	1.00%
Net investment income (without waiver)	0.83%	1.06%	0.59%	0.67%	0.90%	1.07%
Net investment income (with waiver)	1.18%	1.41%	0.89%	0.92%	1.15%	1.32%

Portfolio turnover rate (excluding short-term securities)	6.89%[6]	15.05%	18.47%	27.91%	27.58%	24.17%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2023	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$14.30	$12.84	$16.72	$11.38	$11.88	$12.26

Operations:
Net investment income [1]	0.07	0.16	0.11	0.10	0.10	0.12
Net realized and unrealized gains (losses)	0.69	1.83	(2.62)	5.32	(0.49)	(0.25)

Total from operations	0.76	1.99	(2.51)	5.42	(0.39)	(0.13)

Redemption fee	— [2]	—	— [2]	—	—	—

Distributions to Shareholders:
From net investment income	(0.10)	(0.16)	(0.10)	(0.08)	(0.11)	(0.12)
From net realized gains	—	(0.37)	(1.27)	—	—	(0.13)

Total distributions	(0.10)	(0.53)	(1.37)	(0.08)	(0.11)	(0.25)
Net Asset Value
End of period	$14.96	$14.30	$12.84	$16.72	$11.38	$11.88

Total investment return [3]	5.35%	15.91%	(16.48%)	47.73%	(3.30%)	(0.80%)

Net assets at end of period (000’s omitted)	$5,325	$4,965	$4,323	$5,187	$3,720	$3,981

Ratios: [4]
Expenses (without waiver) [5]	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [5]	1.15%	1.15%	1.20%	1.25%	1.25%	1.25%
Net investment income (without waiver)	0.58%	0.81%	0.42%	0.42%	0.64%	0.82%
Net investment income (with waiver)	0.93%	1.16%	0.72%	0.67%	0.89%	1.07%

Portfolio turnover rate (excluding short-term securities)	6.89%[6]	15.05%	18.47%	27.91%	27.58%	24.17%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$60.29	$52.41	$82.14	$56.81	$55.46	$57.18

Operations:
Net investment loss [1]	(0.09)	(0.13)	(0.48)	(0.44)	(0.28)	(0.25)
Net realized and unrealized gains (losses)	2.03	8.93	(17.68)	28.28	3.38	2.88

Total from operations	1.94	8.80	(18.16)	27.84	3.10	2.63

Redemption fee [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	(1.89)	(0.92)	(11.57)	(2.51)	(1.75)	(4.35)

Net Asset Value
End of period	$60.34	$60.29	$52.41	$82.14	$56.81	$55.46

Total investment return [3]	3.26%	17.01%	(25.57%)	49.65%	5.68%	6.45%

Net assets at end of period (000’s omitted)	$109,199	$109,824	$98,444	$145,859	$100,613	$99,630

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.31%)	(0.24%)	(0.67%)	(0.62%)	(0.53%)	(0.47%)

Portfolio turnover rate (excluding short-term securities)	6.01%[5]	13.76%	15.64%	30.54%	25.74%	26.34%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2023	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$20.62	$17.78	$23.27	$17.38	$17.13	$16.75

Operations:
Net investment income [1]	0.07	0.28	0.20	0.05	0.06	0.16
Net realized and unrealized gains (losses)	1.00	2.92	(5.63)	5.89	0.36	0.40

Total from operations	1.07	3.20	(5.43)	5.94	0.42	0.56

Redemption fee	—	—	—	—	— [2]	—

Distributions to Shareholders:
From net investment income	(0.29)	(0.27)	(0.06)	(0.05)	(0.17)	(0.18)
From net realized gains	(0.15)	(0.09)	—	—	—	—

Total distributions	(0.44)	(0.36)	(0.06)	(0.05)	(0.17)	(0.18)

Net Asset Value
End of period	$21.25	$20.62	$17.78	$23.27	$17.38	$17.13

Total investment return [3]	5.24%	18.27%	(23.41%)	34.18%	2.43%	3.55%

Net assets at end of period (000’s omitted)	$27,325	$26,624	$22,454	$31,345	$23,005	$23,463

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%[5]	1.50%	1.50%	1.50%
Expenses (with waiver)	0.85%[5]	0.85%[5]	1.20%[5]	—	—	—
Net investment income (without waiver)	0.03%	0.87%	0.59%	0.26%	0.35%	0.97%
Net investment income (with waiver)	0.68%	1.52%	0.88%	—	—	—

Portfolio turnover rate (excluding short-term securities)	2.80%[6]	7.65%	7.76%	12.61%	13.38%	27.38%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2023 (Unaudited)	2023	2022	2021	2020	2019

Net Asset Value:
Beginning of period	$16.06	$15.46	$21.40	$16.28	$16.21	$17.25

Operations:
Net investment income [1]	0.09	0.23	0.21	0.01	0.26	0.10
Net realized and unrealized gains (losses)	(0.04)	0.74	(5.76)	5.17	0.11	(0.90)

Total from operations	0.05	0.97	(5.55)	5.18	0.37	(0.80)

Redemption fee	—	— [2]	—	—	— [2]	—

Distributions to Shareholders:
From net investment income	(0.24)	(0.29)	(0.02)	(0.02)	(0.30)	(0.08)
From net realized gains	(0.08)	(0.08)	(0.37)	(0.04)	—	(0.16)

Total distributions	(0.32)	(0.37)	(0.39)	(0.06)	(0.30)	(0.24)

Net Asset Value
End of period	$15.79	$16.06	$15.46	$21.40	$16.28	$16.21

Total investment return [3]	0.38%	6.42%	(26.19%)	31.79%	2.20%	(4.43%)

Net assets at end of period (000’s omitted)	$9,631	$10,098	$9,400	$13,883	$10,260	$9,996

Ratios: [4]
Expenses (without waiver) [5]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses (with waiver) [5]	0.95%	0.95%	1.20%	1.40%	1.40%	1.40%
Net investment income (without waiver)	0.07%	0.42%	0.35%	(0.55%)	1.05%	0.03%
Net investment income (with waiver)	1.12%	1.47%	1.15%	0.05%	1.65%	0.63%

Portfolio turnover rate (excluding short-term securities)	0.26%[6]	0.76%	2.49%	7.52%	4.15%	10.28%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2023	71

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2023

(1)	Organization

The Sit Mutual Funds covered by this report are Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Large Cap Growth Fund, Sit ESG Growth Fund, Sit Mid Cap Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, and Sit Developing Markets Growth Fund (each a “Fund” and collectively, the “Funds”). The Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, and Sit Developing Markets Growth Fund are series funds of Sit Mutual Funds, Inc. Each Fund has 10 billion authorized shares of capital stock with a par value of $0.001. This report covers the equity Funds of the Sit Mutual Funds.

The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced Fund	Seeks long-term growth consistent with the preservation of principal and seeks to provide regular income.
Dividend Growth Fund	Seeks to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, seeks long-term capital appreciation.
Global Dividend Growth Fund	Seeks to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, seeks long-term capital appreciation.
Large Cap Growth Fund	Seeks to maximize long-term capital appreciation.
ESG Growth Fund	Seeks to maximize long-term capital appreciation.
Mid Cap Growth Fund	Seeks to maximize long-term capital appreciation.
Small Cap Dividend Growth Fund	Seeks to provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, seeks long-term capital appreciation.
Small Cap Growth Fund	Seeks to maximize long-term capital appreciation.
International Growth Fund	Seeks long-term growth.
Developing Markets Growth Fund	Seeks to maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and

72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

prepayment speeds as applicable. When market quotations are not readily available, or when Sit Investment Associates, Inc. (the “Adviser” or “SIA”) becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Funds’ Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on an accrual basis, including level-yield amortization of long-term bond premium and discount using the effective yield method.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2023 is included with the Funds’ schedules of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statements of operations.

DECEMBER 31, 2023	73

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2023 (Continued)

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. In order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis. Also, the Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2023, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At December 31, 2023, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced Fund	$18,729,935	($1,289,440)	$17,440,495	$38,177,053
Dividend Growth Fund	56,601,374	(1,300,767)	55,300,607	169,796,753
Global Dividend Growth Fund	23,521,851	(184,213)	23,337,638	24,866,707
Large Cap Growth Fund	119,403,001	(904,106)	118,498,895	57,957,685
ESG Growth Fund	4,367,239	(237,368)	4,129,871	5,636,370
Mid Cap Growth Fund	106,662,245	(4,018,412)	102,643,833	90,809,594
Small Cap Dividend Growth Fund	7,473,140	(1,282,556)	6,190,584	16,428,542
Small Cap Growth Fund	49,292,627	(4,983,968)	44,308,659	64,648,194
International Growth Fund	10,146,714	(1,123,504)	9,023,210	18,206,598
Developing Markets Growth Fund	3,440,932	(1,297,649)	2,143,283	7,474,014

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2023 and 2022 was as follows:

74	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Year Ended June 30, 2023:

	Ordinary Income	Long Term Capital Gain	Total
Balanced Fund	$619,854	$1,601,210	$2,221,064
Dividend Growth Fund (Class I)	2,683,114	19,091,190	21,774,304
Dividend Growth Fund (Class S)	241,918	2,130,893	2,372,811
Global Dividend Growth Fund (Class I)	446,552	—	446,552
Global Dividend Growth Fund (Class S)	31,454	—	31,454
Large Cap Growth Fund	—	4,952,920	4,952,920
ESG Growth Fund (Class I)	23,820	96,959	120,779
ESG Growth Fund (Class S)	19,181	97,269	116,450
Mid Cap Growth Fund	—	5,106,424	5,106,424
Small Cap Dividend Growth Fund (Class I)	236,730	383,106	619,836
Small Cap Dividend Growth Fund (Class S)	61,510	121,113	182,623
Small Cap Growth Fund	—	1,688,086	1,688,086
International Growth Fund	337,000	116,404	453,404
Developing Markets Growth Fund	176,000	46,145	222,145

Year Ended June 30, 2022:

	Ordinary Income	Long Term Capital Gain	Total
Balanced Fund	$682,176	$2,274,137	$2,956,313
Dividend Growth Fund (Class I)	3,242,312	22,439,549	25,681,861
Dividend Growth Fund (Class S)	349,898	2,818,447	3,168,345
Global Dividend Growth Fund (Class I)	334,135	—	334,135
Global Dividend Growth Fund (Class S)	22,870	—	22,870
Large Cap Growth Fund	4,575	10,817,703	10,822,278
ESG Growth Fund (Class I)	23,120	48,536	71,656
ESG Growth Fund (Class S)	15,486	44,262	59,748
Mid Cap Growth Fund	—	26,173,363	26,173,363
Small Cap Dividend Growth Fund (Class I)	170,582	1,267,749	1,438,331
Small Cap Dividend Growth Fund (Class S)	38,830	390,273	429,103
Small Cap Growth Fund	1,227,477	18,447,720	19,675,197
International Growth Fund	72,739	—	72,739
Developing Markets Growth Fund	14,001	238,775	252,776

As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)
Balanced Fund	$176,536	—	$13,518,099
Dividend Growth Fund	909,847	$4,313,255	48,408,053
Global Dividend Growth Fund	223,446	—	20,648,361
Large Cap Growth Fund	122,457	3,071,010	102,817,665
ESG Growth Fund	46,347	—	3,550,042
Mid Cap Growth Fund	—	—	91,155,988
Small Cap Dividend Growth Fund	69,342	—	5,338,369
Small Cap Growth Fund	—	1,826,605	44,625,845
International Growth Fund	281,702	104,016	7,908,836
Developing Markets Growth Fund	89,176	33,582	2,246,126

DECEMBER 31, 2023	75

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2023 (Continued)

Net capital loss carryovers and late year losses, if any, as of June 30, 2023, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2023, were as follows:

	Unlimited Period of Net		Late Year
	Capital Loss Carryover		Losses Deferred
	Short-Term	Long-Term	Ordinary	Capital
Balanced Fund	—	—	—	$333,530
Global Dividend Growth Fund	$167,196	$504,010	—	—
ESG Growth Fund	—	121,879	—	—
Mid Cap Growth Fund	—	—	$102,823	421,587
Small Cap Dividend Growth Fund	—	—	14,022	27,401
Small Cap Growth Fund	—	—	211,955	199,211

For the year ended June 30, 2023, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
International Growth Fund	$93,954	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

76	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2023, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other
Balanced Fund	$3,730,591	$6,995,236	$3,973,690	$4,870,489
Dividend Growth Fund	—	47,641,515	—	65,141,292
Global Dividend Growth Fund	—	930,957	—	3,737,156
Large Cap Growth Fund	—	4,794,782	—	6,927,783
ESG Growth Fund	—	366,323	—	160,558
Mid Cap Growth Fund	—	5,845,206	—	14,540,754
Small Cap Dividend Growth Fund	—	1,719,007	—	1,427,908
Small Cap Growth Fund	—	6,228,929	—	11,130,654
International Growth Fund	—	710,862	—	940,589
Developing Markets Growth Fund	—	24,726	—	140,643

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with SIA, under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

		Net of Adviser’s
	Management Fees	Voluntary Fee Waiver
Balanced Fund	1.00%	0.80%
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth Fund	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth Fund	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	0.90%
Small Cap Growth Fund	1.50%	N/A
International Growth Fund	1.50%	0.85%
Developing Markets Growth Fund	2.00%	0.95%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of the Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of such shares.

Effective January 1, 2022, the Adviser has agreed to voluntarily limit the management fee of the Balanced Fund to 0.80%, the Small Cap Dividend Growth Fund to 0.90% (prior to January 1, 2022, the limitation was 1.00%), the International Growth Fund to 0.85% and the Developing Markets Growth Fund to 0.95% (prior to January 1, 2022, the limitation was 1.40%) for the period through June 30, 2025 of the Fund’s daily average net assets, respectively.

DECEMBER 31, 2023	77

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2023 (Continued)

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00% and the ESG Growth Fund to 1.00% for the period through June 30, 2025 of the Fund’s daily average net assets, respectively.

Transactions with affiliates

The Adviser, affiliates of the Adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2023:

	Shares	% Shares Outstanding
Balanced Fund	445,741	24.6
Dividend Growth Fund	1,816,413	12.0
Global Dividend Growth Fund	520,710	26.3
Large Cap Growth Fund	839,787	30.0
ESG Growth Fund	477,485	90.4
Mid Cap Growth Fund	4,394,263	48.8
Small Cap Dividend Growth Fund	730,320	48.4
Small Cap Growth Fund	1,073,417	59.3
International Growth Fund	726,478	56.5
Developing Markets Growth Fund	293,128	48.1

(5)	Credit Facility

The Funds, together with the 4 bond Sit Mutual Funds managed by SIA, are borrowers in a $20 million credit facility (Credit Facility) maturing November 28, 2024. The Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Under the terms of the Credit Facility, each Fund shall pay interest charged on any borrowings made by the Fund. During the period ended December 31, 2023, the Funds did not use the Credit Facility.

(6)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except the Balanced Fund) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2023, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth Fund	$—	$19
Global Dividend Growth Fund	42	1
Large Cap Growth Fund	2,454	—
Mid Cap Growth Fund	2	—
Small Cap Dividend Growth Fund	—	1
Small Cap Growth Fund	1	—

78	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees (if applicable) and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 to December 31, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period * (7/1/23- 12/31/23)

Balanced Fund
Actual	$1,000	$1,083.90	$4.19
Hypothetical	$1,000	$1,021.11	$4.06

Dividend Growth Fund
Actual
Class I	$1,000	$1,062.70	$3.63
Class S	$1,000	$1,061.20	$4.92
Hypothetical
Class I	$1,000	$1,021.62	$3.56
Class S	$1,000	$1,020.36	$4.82

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,082.30	$5.23
Class S	$1,000	$1,081.40	$6.54
Hypothetical
Class I	$1,000	$1,020.11	$5.08
Class S	$1,000	$1,018.85	$6.34

Large Cap Growth Fund
Actual	$1,000	$1,104.60	$5.29
Hypothetical	$1,000	$1,020.11	$5.08

ESG Growth Fund
Actual
Class I	$1,000	$1,069.90	$5.20
Class S	$1,000	$1,068.80	$6.50
Hypothetical
Class I	$1,000	$1,020.11	$5.08
Class S	$1,000	$1,018.85	$6.34

Mid Cap Growth Fund
Actual	$1,000	$1,078.80	$6.53
Hypothetical	$1,000	$1,018.85	$6.34

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,055.40	$4.65
Class S	$1,000	$1,053.50	$5.94
Hypothetical
Class I	$1,000	$1,020.61	$4.57
Class S	$1,000	$1,019.36	$5.84

DECEMBER 31, 2023	79

EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period * (7/1/23- 12/31/23)

Small Cap Growth Fund
Actual	$1,000	$1,032.60	$7.66
Hypothetical	$1,000	$1,017.60	$7.61

International Growth Fund
Actual	$1,000	$1,052.40	$4.39
Hypothetical	$1,000	$1,020.86	$4.32

Developing Markets Growth Fund
Actual	$1,000	$1,003.80	$4.79
Hypothetical	$1,000	$1,020.36	$4.82

*

Expenses are equal to the Fund’s annualized expense ratio of 0.70% for the Dividend Growth, Class I; 0.95% for the Dividend Growth, Class S, and Developing Markets Growth Funds; 0.80%, for the Balanced Fund; 1.00% for the Global Dividend Growth, Class I, Large Cap Growth, and ESG Growth, Class I Funds; 0.90% for the Small Cap Dividend Growth, Class I Fund; 1.25% for Global Dividend Growth, Class S, ESG Growth, Class S, and Mid Cap Growth Funds; 1.15% for the Small Cap Dividend Growth, Class S Fund; 1.50% for Small Cap Growth Fund; and 0.85% for International Growth Fund, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period.)

80	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Adviser uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULES OF INVESTMENTS

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet requests to redeem its shares without significant dilution of remaining investors’ interest in the fund (“Liquidity Risk”).

At their joint meeting held on October 30, 2023, the Boards of Directors (the “Boards”) of the Sit Mutual Funds (each a “Fund and together, the “Funds”) reviewed the Funds’ liquidity risk management program (the “Program”) pursuant to the Liquidity Rule. In connection with this review, Sit Investment Associates, Inc. (“SIA”), the investment adviser to the Funds and administrator of the Program, provided the Boards with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation during the prior year (the “Report”).

The Report described SIA’s liquidity classification methodology with respect to the Funds and noted SIA’s determination that a Highly Liquid Investment Minimum was not currently necessary for any Fund. The Report also summarized factors considered by SIA in assessing, managing, and periodically reviewing each Fund’s Liquidity Risk and the effectiveness of the Program with respect to each Fund. Such information and factors included, among other things: (i) evaluations of each Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions; (ii) SIA’s determination that each Fund’s strategy remained appropriate for an open-end mutual fund; (iii) analyses of the Funds’ short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions, taking into account each Fund’s historical net redemption activity, shareholder ownership concentration, distribution channels and reasonably anticipated trading size; (iv) analyses of each Fund’s holdings of cash and cash equivalents, available borrowing arrangements, if any, and other funding sources; (v) that each Fund held primarily highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (vi) that no Fund held more than 3% of its net assets in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during normal market conditions; (vii) confirmation that each Fund had complied with the requirements of the Program; and (viii) that the Program had operated adequately and SIA recommended no changes to the Program at that time.

Based on the review, the Report concluded that the Program was operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectuses for more information regarding a Fund’s exposure to Liquidity Risk and other risks to which it may be subject.

DECEMBER 31, 2023	81

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 30, 2023, the Boards of Directors (the “Boards”) of Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit ESG Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund and Sit Small Cap Dividend Growth Fund (each a “Fund” and collectively, the “Funds”) unanimously approved the continuation for another one-year period of the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and each of Sit Mid Cap Growth Fund, Inc., dated November 1, 1996; Sit Large Cap Growth Fund, Inc., dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992 (collectively, the “Agreements”).

In advance of the October 30, 2023, meeting, the Boards requested and received materials from SIA to assist them in considering the reapproval of the Agreements. The Boards, including all of the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “non-interested Directors”), approved the Agreements after discussion and consideration of various factors relating to the Boards’ selection of SIA as the Funds’ investment adviser and the Boards’ approval of the fees to be paid under the Agreements. In evaluating the Agreements, the Directors relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of SIA and its services and personnel. The Directors did not consider any single factor as controlling in determining whether to approve the Agreements, and the items described herein are not all-encompassing of the matters considered by the Directors.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. In this regard, the Directors noted that their criteria were similar to those used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors in assessing the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, the Directors noted that SIA seeks to identify growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market indices. The Directors considered SIA’s belief that earnings growth is the primary determinant of superior long-term returns for equity securities, and that SIA invests in companies it believes exhibit above-market and consistent growth, as well as conservative and cyclical growth companies. They also considered that SIA’s active management style concentrates on the best growth opportunities at reasonable valuation levels. The Directors determined that the Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Funds’ portfolio characteristics and noted that SIA consistently managed the Funds in a growth style. The Directors found no indication in reviewing the Funds’ portfolio characteristics of style drift away from growth stocks over market cycles. The Directors noted that, in periods during which growth stocks have generally under-performed relative to value stocks, Fund performance may not rank favorably in comparisons with other funds investing in value stocks.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, the Directors noted that SIA utilizes a team-based, top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff, noting that SIA has over 35 investment professionals. Given the investment products offered by SIA and SIA’s amount of assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in its number of clients and assets under management for the near future. The Directors concluded that the depth of SIA’s investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of an investment firm with over $15 billion in assets under management working for the benefit of the Funds’ shareholders. The Directors concluded that SIA has substantial resources to provide services to the Funds and that SIA’s services had been acceptable.

82	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values and commitment to operate under the highest ethical and professional standards. They considered that SIA’s culture is set and practiced by senior management of SIA who insist that all SIA professionals exhibit honesty and integrity. The Directors noted that SIA’s values are evident in the services it provides to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds, and the specific terms of the Agreements, including the following:

Investment Performance. The Directors reviewed the investment performance of each Fund for the 3-month, 6-month, 1-year, 3-year, 5-year, 10-year (as applicable) and since inception periods ended September 30, 2023, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except interest, brokerage commissions and transaction charges, certain extraordinary expenses, and fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act for Class S shares of Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and Sit ESG Growth Fund. The Directors reviewed fees paid in prior years and the current fees to be paid under the Agreements both before and after fee waivers with respect to Sit Balanced Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund and Sit ESG Growth Fund.

The Directors compared each Fund’s expense ratio to (i) the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. (“Morningstar”) investment category, (ii) the average expense ratio for load funds within the Fund’s Morningstar category, and (iii) the average expense ratio for all funds within the Fund’s Morningstar category. The Directors also compared each Fund’s management fees to (i) the average and median actual management fees of no-load mutual funds within the same Morningstar investment category, (ii) the average actual management fees for load funds within the Fund’s Morningstar category, and (iii) the average actual management fees for all funds within the Fund’s Morningstar category. Generally, the Fund’s expense ratios were higher than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors also noted that, unlike other funds within each Fund’s Morningstar category, SIA charges a single unified management fee and is responsible for paying all Fund operating expenses. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that, given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, a graduated fee structure for each Fund was unnecessary at the time because the fees to be paid under the current Agreements were reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to its management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate and that SIA’s profit margin with respect to the management of the Funds was acceptable.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA and its affiliates and recognized that the Funds’ expenses are borne by SIA except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other clients of SIA and its affiliates were appropriate and reasonable.

DECEMBER 31, 2023	83

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the extent to which SIA receives ancillary benefits from its relationship with the Funds, such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Boards concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms, are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. The Directors concluded that the level of such services and the quality and depth of such personnel are acceptable and consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds and concluded that both are acceptable and consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors, including the non-interested Directors by separate vote, determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

84	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report December 31, 2023

INVESTMENT ADVISER Sit Investment Associates, Inc. 80 S. Eighth Street Suite 3300 Minneapolis, MN 55402	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Minneapolis, MN

CUSTODIAN The Bank Of New York Mellon 111 Sanders Creek Parkway Syracuse, NY 13057	GENERAL COUNSEL Faegre Drinker Biddle & Reath LLP Minneapolis, MN

TRANSFER AGENT AND DISBURSING AGENT Sit Mutual Funds Attention: 534459 500 Ross Street, 154-0520 Pittsburgh, PA 15262

Sit Mutual Funds
1-800-332-5580 www.sitfunds.com

SIT STOCK 12-2023

Item 2:	Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:	Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:	Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date: February 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date: February 16, 2024

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date: February 16, 2024